SEMIANNUAL REPORT November 30, 2000

LOGO: NUVEEN Investments


Municipal Closed-End Exchange-Traded Funds

Dependable, tax-free income to help you keep more of what you earn.



GEORGIA
NPG

MARYLAND
NMY

NORTH CAROLINA
NNC

VIRGINIA
NPV

INVEST WELL.

LOOK AHEAD.

LEAVE YOUR MARK.(SM)

PHOTO OF: ADULT AND CHILD HUGGING

PHOTO OF: ADULT AND CHILD AT COMPUTER

Credit Quality
           HIGHLIGHTS As of  November 30, 2000

    CONTENTS

  1 Dear Shareholder
  3 Portfolio Managers' Comments
  8 NPG Performance Overview
  9 NMY Performance Overview
 10 NNC Performance Overview
 11 NPV Performance Overview
 12 Shareholder
    Meeting Report
 14 Portfolio of Investments
 29 Statement of
    Net Assets
 30 Statement of Operations
 31 Statement
    of Changes
    in Net Assets
 33 Notes to Financial Statements
 37 Financial Highlights
 40 Build Your Wealth Automatically
 41 Fund Information


Nuveen Georgia Premium Income Municipal Fund (NPG)
Pie Chart:
AAA/U.S. Guaranteed      62%
AA                       18%
A                        19%
BBB                       1%

Nuveen Maryland Premium Income Municipal Fund (NMY)
Pie Chart:
AAA/U.S. Guaranteed      59%
AA                       20%
A                        13%
BBB                       5%
NR                        3%

Nuveen North Carolina Premium Income Municipal Fund (NNC)
Pie Chart:
AAA/U.S. Guaranteed      31%
AA                       40%
A                        17%
BBB                      12%

Nuveen Virginia Premium Income Municipal Fund (NPV)
Pie Chart:
AAA/U.S. Guaranteed      50%
AA                       23%
A                        16%
BBB                       6%
NR                        5%


--------------------------------------------------------------------------------
COMPOUND YOUR WEALTH - AUTOMATICALLY
All Nuveen Municipal Closed-End ETFs let you reinvest dividends and capital gains directly into additional shares of your Fund. This is a great way to see your investment grow through the power of compounding.

For more information about Dividend Reinvestment, see the last page of this report or speak with your financial advisor.
--------------------------------------------------------------------------------

PHOTO OF:Timothy R. Schwertfeger
Chairman of the Board

Sidebar text: "A WELL-BALANCED PORTFOLIO CAN HELP YOU REDUCE YOUR INVESTMENT RISKS."

Dear
     SHAREHOLDER

One of the primary goals of your Nuveen Fund is to provide you with attractive, dependable tax-free income from a quality portfolio. I am pleased to report that over the period covered by this report your Fund has continued to meet these objectives. I urge you to read the Portfolio Managers' Comments and Performance Overview pages included in this report, which provide more details about Fund results, how they were achieved, and how the Funds are trying to position themselves for the future.

The uncertain markets of this past reporting period also remind us of another important reason for investing in Nuveen Funds. In times such as these, your Nuveen Fund can help bring a measure of diversification to your overall portfolio and serve as a useful counterbalance to other holdings. A well-balanced portfolio can help you reduce your investment risks and provide one of the keys to strong long-term performance.

Invest Well. Look Ahead. Leave Your Mark.
At Nuveen, we believe that investors should focus not only on investments that can help them accumulate wealth, but also on the plans and services that can help preserve that wealth and pass it along to future generations. This long-term perspective is an integral part of our portfolio management strategies, our insistence on quality, and our desire to provide investments that can withstand the test of time.

In establishing a program tailored to your needs, the sound ongoing advice and disciplined focus provided by a trusted financial advisor can be an invaluable resource, enabling you to make wise investment decisions and build a program that can result in a lasting legacy.

For more than a century, Nuveen has offered quality investments to those who recognize and embrace the need for building, preserving and managing wealth. All of us at Nuveen are dedicated to working with you and your financial advisor to provide the services, products, perspectives, and solutions that can help you meet your personal and family financial goals, now and for years to come. We thank you for your continued confidence.


Sincerely,


/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

January 16, 2001


Sidebar text: "IN ESTABLISHING A PROGRAM TAILORED TO YOUR NEEDS, THE SOUND ONGOING ADVICE AND DISCIPLINED FOCUS PROVIDED BY A TRUSTED FINANCIAL ADVISOR CAN BE AN INVALUABLE RESOURCE."

Nuveen Closed-End Exchange-Traded Funds  (NPG, NMY, NNC, NPV)

Portfolio Managers'
              COMMENTS

Portfolio managers Tom O'Shaughnessy and Paul Brennan review the economic environment, key investment strategies, and the performance of the Nuveen Closed-End Exchange-Traded Funds. Tom has managed NPG and NNC since 1998, while Paul assumed portfolio management responsibility for NMY and NPV in 1999.


WHAT MAJOR FACTORS AFFECTED THE U.S. ECONOMY AND THE MUNICIPAL MARKET OVER THE PAST YEAR?
The major factor affecting the fixed-income markets over the past year has been Federal Reserve policy. Citing potential inflation as a paramount threat to the economy, the Fed raised interest rates six times between June 1999 and May 2000, eventually bringing the federal funds target rate to 6.50%, the highest level in almost a decade. The goal of this tightening policy has been to slow economic growth without causing a recession.

Recent evidence has indicated that the Fed effort may be having an impact. While the U.S. economic expansion has reached a record tenth year, various reports point to slowing growth. As a result, the Fed now appears to consider the possibility of economic weakness a more serious risk than inflation. Accordingly, the Fed moved to lower rates in early January, and many anticipate that the Fed will move again to reduce interest rates if a significant economic slowdown seems imminent.

Looking at the municipal market, recent signs of a slowing economy have helped many bonds perform well. Falling new issue supply also helped the market. During the first 11 months of 2000 new issue supply totaled $169 billion nationwide, down 14% from 1999 levels. Part of this decline stemmed from higher rate concerns earlier in the year, which made it less attractive for some issuers to offer bonds. The generally favorable economic conditions in many cities and states also enabled many issuers to use pay-as-you-go funding for necessary projects.

At the same time, demand from individual investors looking for diversification, income, and a haven from the volatile stock market continued to be strong. As a result, current municipal bond prices and yields are comparable to those of a year ago. As of November 30, 2000, long-term municipal yields were more than 102% of 30-year Treasury yields, compared with 98% in November 1999 and the historical average of 86% for the period 1986-1999.


WHAT WAS THE MARKET LIKE IN GEORGIA AND NORTH CAROLINA?
Municipal issuance was down in Georgia, although not to the same degree as in the national market. For the first 11 months of 2000, new state supply totaled just under $5 billion, a decline of 3% from 1999. One of the largest municipal deals of the year was the issuance of $1 billion in bonds for the Hartsfield Atlanta International Airport, part of a $5.4 billion, six-year expansion project that includes a new runway, international terminal, and other capital improvements. In the November election, Atlanta voters approved a $150 million bond issue to rebuild city streets, bridges, and sidewalks during 2001. Overall, the Georgia economy has shown some signs of slowing, as reflected in a significant decline in job growth in the services sector and construction as well as manufacturing layoffs throughout the state. An exception to this trend was provided by the vibrant job market in the Atlanta metropolitan area. The growing number of Internet start-up firms in the Atlanta area also led to increased venture capital funding and a greater high-tech presence in the city.

In North Carolina, the total issuance of $3.3 billion for the first 11 months of 2000 represented a 1.3% decline in supply relative to 1999. In November, North Carolina voters overwhelmingly approved the largest bond referendum in state history, a $3.1 billion issue to finance renovation and construction at state colleges and universities. The state economy continued its slowdown, with significant job losses in manufacturing as well as numerous cutbacks in the financial services sector. North Carolina's banking industry was especially hard hit by change and consolidation, which could further impact labor markets within the state. However, the economy continued to benefit from the presence of the state's large research universities, which enhanced the growth of technology-related industries such as computer software design and biotechnology, especially in the Raleigh-Durham area.


WHAT ABOUT MARYLAND AND VIRGINIA?
The Maryland economy continued to perform well, with employment growth in the state remaining above national averages. State officials recently signed agreements with representatives from Scotland and the Scottish biotech industry designed to foster collaborative efforts in international biotech development between the two governments. This is expected to divert venture capital funds from the Internet sector into a number of biotech start-ups, an area where Maryland has experienced rapid growth in recent years. Fewer federal cutbacks and increased government spending on defense and health sciences research should also help bolster near-term economic growth in the state, while anticipated developments in the aerospace and distribution sectors could provide additional opportunities for growth. For the first 11 months of 2000, Maryland issuance totaled $1.9 billion, down 14% from 1999. Demand for municipal bonds by individual investors in the state was particularly robust, as evidenced by the price of Maryland paper in the secondary market, where it was trading at levels second only to those seen in California.


In Virginia, the decline in issuance was even more pronounced, with new supply in the first 11 months of 2000 falling off 19% from 1999 levels. The Virginia economy continued to perform well over the past fiscal year, fueled by federal increases in defense spending and strong growth in the commonwealth's high-tech sector. This growth helped to offset the weakening of Virginia's textile and apparel sector, which has been hurt by low-cost foreign competition. Going forward, the Virginia economy should continue to benefit from increased spending by the federal government as well as strong near-term employment growth in high-tech manufacturing and defense-related industries. As opposed to what we've seen in North Carolina's banking industry, Virginia's financial services sector is expected to strengthen over the next four years, with job growth especially strong in the Richmond area.


HOW DID THE NUVEEN FUNDS FOR THESE STATES PERFORM OVER THE PAST YEAR?
For the year ended November 30, 2000, the Nuveen Closed-End Exchange-Traded Funds covered in this report produced total returns on net asset value (NAV) as shown in the accompanying table. The annual returns for the Lehman Brothers Municipal Bond Index1 and the Funds' Lipper Peer Group2 are also presented.

                  Market                Total Return         Lehman       Lipper
                  Yield                       on NAV  Total Return1     Average2
--------------------------------------------------------------------------------
                                              1 Year         1 Year       1 Year
                            Taxable-           Ended          Ended        Ended
          11/30/00       Equivalent3        11/30/00       11/30/00     11/30/00
--------------------------------------------------------------------------------
NPG           5.77%            8.88%          11.18%          8.18%        9.52%
--------------------------------------------------------------------------------
NMY           5.55%            8.47%           8.58%          8.18%        9.52%
--------------------------------------------------------------------------------
NNC           5.48%            8.63%          11.73%          8.18%        9.52%
--------------------------------------------------------------------------------
NPV           5.57%            8.57%           9.87%          8.18%        9.52%
--------------------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.

Early in the year, as the Fed's interest rate hikes pushed yields higher, municipal bond prices underwent a corresponding drop. Over the summer, however, the tight supply of new municipal issues and generally favorable technicals helped to prompt a shift in market outlook, rallying the municipal market and boosting the prices of many bonds. In this recent environment, we would expect funds with longer durations4 to perform



1 The Funds' performances are compared with that of the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The total returns of the Funds are compared with the average annualized return of the 18 funds in the Lipper Other States Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a federal income tax rate of 31% plus the applicable state income tax rate. The combined federal and state tax rates used in this report are as follows: Georgia 35%, Maryland 34.5%, North Carolina 36.5%, and Virginia 35%.

4 Duration is a measure of a Fund`s NAV volatility in reaction to interest rate movements. Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. Unless otherwise noted, references to duration in this commentary are intended to indicate Fund duration.

well. As of November 30, 2000, these four Nuveen Funds had durations ranging from 10.52 to 13.00. By comparison, the duration of the unleveraged Lehman Brothers Municipal Bond Index was 7.34. The Funds' participation in the recovery of the municipal market is reflected in the total returns on NAV listed on the previous page, which show dramatic improvement over the performance results presented in the Funds' annual report last May.


WERE THE FUNDS' DIVIDENDS AFFECTED?
Over the past year, good call protection helped to protect the income streams of NPG and NMY. As of November 30, 2000, these two Funds had provided shareholders with 70 and 82 consecutive months, respectively, of steady or increasing dividends. The dividends of NNC and NPV, however, were impacted by changes in the interest rate environment over the past 12 months. All four of the Funds covered in this report use leverage as a way to potentially enhance the dividends paid to common shareholders. The extent of this benefit, however, is tied in part to the short-term rates that the Funds pay their MuniPreferred(R) shareholders. When short-term rates rise, the Funds must pay out more income to preferred shareholders, decreasing the amount of income available for common shareholders.

As the Federal Reserve raised short-term rates between June 1999 and May 2000, these increases had a corre sponding impact on short-term municipal rates. In North Carolina and Virginia, the increase in short-term municipal rates was large enough to lead to a decrease in the common share dividends of NNC and NPV in June 2000. Despite the dividend adjustments in these two Funds, all of the Funds continued to provide competitive market yields, as shown in the earlier table.

Recently, investor demand for municipal bonds with shorter maturities has caused the slope of the municipal yield curve to become very steep. The increased demand for short-maturity bonds could have beneficial effects on the dividend stability of these leveraged Funds going forward by holding short-term rates down.


WHAT ABOUT THE FUNDS' SHARE PRICE PERFORMANCE?
During late 1999 and the first half of 2000, uncertainties about inflation and interest rates, coupled with investors' focus on equity market performance, tended to dampen interest in most fixed-income products. The lack of demand put pressure on the prices of many municipal bond investments. In recent months, as the bond market began to show signs of recovery and the stock market continued to be volatile, we believe many investors are again considering tax-free fixed-income alternatives. As a result, the share prices of these Funds generally improved (see the charts on the individual Performance Overview pages). However, investor recognition of this opportunity continued to lag the rise in value of the bonds held by NPG, NNC, and NPV. Consequently, these Funds saw their premiums (share price above NAV) narrow over the past 12 months. Reflecting Maryland investors' robust interest in tax-free municipal bonds, demand for NMY was strong enough to move the Fund from trading at a discount (share price below NAV) to a premium.


WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THE YEAR ENDED NOVEMBER 30, 2000?
Despite a slow start, the past fiscal year turned out to be generally positive for the fixed-income markets, including municipal bonds. As evidenced by their excellent 12-month total returns on NAV, these Funds were well structured going into this period. Given the tight supply of new issuance in each of these states during 2000, we found relatively few opportunities to make trades that would substantially enhance the Funds' holdings. As opportunities did become available in the market, we focused on strengthening long-term dividend-paying capabilities, enhancing call protection, and purchasing bonds with the potential to add value and diversification to the Funds' portfolios.

For example, in NMY and NPV, we recently leveraged our understanding of the complexities of tobacco-backed bonds, gained through active participation in the offerings of these types of bonds in New York, to purchase bonds issued by Puerto Rico for the Children`s Trust Fund. The proceeds from these bonds are secured by Puerto Rico`s share of payments under the $250 billion master settle ment agreement between four major tobacco companies and 46 states in 1998. These Aa3 rated bonds, which we purchased in late October in both the primary and secondary markets, offered attractive yields as well as triple tax exemption. Both Funds also recently purchased bonds issued by the U.S.-administered Northern Mariana Islands, a very infrequent issuer. These bonds, which were enhanced by insurance, offered attractive yields and added diversification to the portfolios.

As of November 30, 2000, NMY also continued to hold bonds issued by Prince Georges County Hospital for Dimensions Health Corporation. Like many other healthcare organizations in these challenging times, this hospital recently faced cashflow problems compounded by current Medicare/Medicaid reimbursement policies and its need to serve the county`s indigent population. Despite these problems, the issuer has remained current in its payments. Nuveen has put a special credit team in place to closely monitor the situation, and we continue to hold these bonds in the belief that a positive resolution will develop.

In NNC, we took advantage of an area that we believe has been overlooked by the market to increase our allocation to the utilities sector. North Carolina Eastern Municipal Power Agency and North Carolina Municipal Power Agency #1 (Catawba) continue to receive substantial attention from the media, and the ongoing deregulation of the electric power industry remains an area that we continue to watch closely. However, with the price of electricity rising, we believe that power producers have become increasingly economically viable and creditworthy. The bonds we added to NNC have worked well for the Fund and provided attractive yields.

Over the past 12 months, we reduced NPG's allocation of U.S. guaranteed bonds by actively selling issues with short call dates. These bonds have been in demand in the Georgia market, and we were successful in obtaining attractive prices. The proceeds from these sales were used to purchase bonds with better structure, specifically higher yields, as they became available in the market. NNC also saw its allocation of U.S. guaranteed bonds drop. Virtually all of these bonds were pre-refunded and called as expected. In reinvesting the proceeds from sold or called bonds for these two Funds, we took a selective approach, adhering to our investment philosophy and using the resources of Nuveen Research to confirm creditworthiness. We also paid careful attention to current sector weightings, particularly in technology-related and industrial development bonds in Georgia, to ensure the Funds are positioned advantageously if the Georgia and North Carolina economies continue to show signs of slowing.

All four Funds continued to offer excellent credit quality, with between 71% and 80% of their assets invested in bonds rated AAA/U.S. guaranteed and AA as of November 30, 2000. NMY, NNC, and NPV also had allocations of BBB/non-rated bonds that ranged from 8% to 12%, which generally provided higher yields as credit spreads widened over the past 18 months.

Since bonds in this credit quality category are very rare in the Georgia market, NPG's allocation to BBB bonds was just 1%.


WHAT IS YOUR OUTLOOK FOR THESE NUVEEN FUNDS?
In general, our outlook for the fixed-income markets over the next 12 months is positive. Current projections call for continued strong demand for municipal bonds, while new municipal issuance nationwide in 2001 is expected to remain under $200 billion. These supply-and-demand dynamics should continue to provide support for the municipal market and municipal bond prices. We will, of course, continue to closely monitor the economy and Federal Reserve policy in order to be prepared to respond appropriately to any developing situations.

Looking specifically at these Nuveen Funds, all four Funds offer excellent levels of call protection over the next year. NNC has no scheduled calls in 2001, and the other three Funds face calls affecting only 1% to 7% of their portfolios in this calendar year. Good levels of call protection continue in 2002 for NPG and NMY. NPV and NNC, which are approaching the 10-year anniversary of their inceptions, will start to see the increased potential for bond calls normally associated with that point of the bond market cycle. In 2002, calls could affect as much as 19% of NPV's portfolio and 15% of NNC's portfolio. The interest rate environment that year will play a major role in whether these bonds are actually called. While we cannot control the direction of interest rates, we continue to work to improve the Funds` call protection and to actively manage the Funds in an effort to mitigate the longer-term effects of the bond call process. In NPV, these strategies will include selling bonds with less attractive call features and purchasing bonds with longer call protection when we can do so without impacting the Fund's dividend or total return performance.

In addition to bond calls, we plan to continue to focus on strengthening the Funds' dividend-payment capabilities, taking advantage of the wider credit spreads currently available in the marketplace. If prices remain attractive, we plan to continue to add to our holdings of these bonds. For example, we will look closely at tobacco settlement-backed bonds and may add to several of the portfolios if prices are appealing.

The high credit quality of these Funds gives us room to increase our allocations of lower-rated issues with the potential to enhance current portfolio yields and future capital appreciation. As value-oriented investors, we will also continue to look for areas of the market that offer opportunities to add value for our shareholders. All four Funds currently have substantial amounts of tax loss carryforwards, which should enable us to offset any capital gains into 2001. We believe these Nuveen Funds will continue to serve as a dependable source of tax-free income and portfolio diversification, two essential elements of a comprehensive investment strategy.

Nuveen Georgia Premium Income Municipal Fund

Performance
   OVERVIEW As of November 30, 2000

NPG


PORTFOLIO STATISTICS
--------------------------------------------------
Inception Date                                5/93
--------------------------------------------------
Share Price                              $13 15/16
--------------------------------------------------
Net Asset Value                             $13.74
--------------------------------------------------
Market Yield                                 5.77%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.36%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.88%
--------------------------------------------------
Fund Net Assets ($000)                     $79,387
--------------------------------------------------
Average Effective Maturity (Years)           19.97
--------------------------------------------------
Leverage-Adjusted Duration                   11.77
--------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         8.67%        11.18%
--------------------------------------------------
5-Year                         8.92%         5.69%
--------------------------------------------------
Since Inception                4.61%         5.47%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
Tax Obligation/Limited                         18%
--------------------------------------------------
Utilities                                      14%
--------------------------------------------------
Housing/Multifamily                            13%
--------------------------------------------------
Education and Civic Organizations              11%
--------------------------------------------------
Healthcare                                     10%
--------------------------------------------------


BAR CHART:
1999-2000 Monthly Tax-Free Dividends Per Share
12/99                      0.067
1/00                       0.067
2/00                       0.067
3/00                       0.067
4/00                       0.067
5/00                       0.067
6/00                       0.067
7/00                       0.067
8/00                       0.067
9/00                       0.067
10/00                      0.067
11/00                      0.067


LINE CHART:
Share Price Performance
12/1/99                    13.5
                           13.38
                           12.63
                           12.69
                           12.75
                           12.56
                           12.63
                           12.81
                           13.31
                           13.19
                           13
                           13.06
                           12.69
                           12.38
                           12.25
                           12.25
                           12.44
                           12.56
                           12.5
                           12.5
                           12.56
                           12.63
                           12.5
                           12.5
                           12.44
                           12.75
                           13
                           13.13
                           13.19
                           13.31
                           13.44
                           13.5
                           13.75
                           13.75
                           14.13
                           14
                           14.13
                           14.13
                           14.13
                           14.25
                           14.19
                           14
                           13.94
                           13.94
                           13.44
                           13.5
                           13.56
                           13.63
                           13.69
11/30/00                   13.75




Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35%.

Nuveen Maryland Premium Income Municipal Fund

Performance
   OVERVIEW As of November 30, 2000



NMY


PORTFOLIO STATISTICS
--------------------------------------------------
Inception Date                                3/93
--------------------------------------------------
Share Price                               $14 1/16
--------------------------------------------------
Net Asset Value                             $13.49
--------------------------------------------------
Market Yield                                 5.55%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.04%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.47%
--------------------------------------------------
Fund Net Assets ($000)                    $220,516
--------------------------------------------------
Average Effective Maturity (Years)           18.07
--------------------------------------------------
Leverage-Adjusted Duration                   10.54
--------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        15.75%         8.58%
--------------------------------------------------
5-Year                         7.46%         5.01%
--------------------------------------------------
Since Inception                4.66%         5.01%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
Utilities                                      20%
--------------------------------------------------
Housing/Multifamily                            18%
--------------------------------------------------
Healthcare                                     11%
--------------------------------------------------
Tax Obligation/Limited                         10%
--------------------------------------------------
Education and Civic Organizations               9%
--------------------------------------------------


BAR CHART:
1999-2000 Monthly Tax-Free Dividends Per Share
12/99                      0.065
1/00                       0.065
2/00                       0.065
3/00                       0.065
4/00                       0.065
5/00                       0.065
6/00                       0.065
7/00                       0.065
8/00                       0.065
9/00                       0.065
10/00                      0.065
11/00                      0.065


LINE CHART:
Share Price Performance
12/1/99                    12.63
                           11.88
                           12.25
                           12.13
                           12.5
                           12.25
                           12.5
                           12.75
                           13.13
                           13.25
                           13.06
                           12.88
                           12.5
                           12.25
                           12.38
                           12.44
                           12.88
                           12.88
                           13.13
                           12.88
                           13.38
                           13.5
                           13.5
                           13.25
                           13.31
                           13.56
                           13.56
                           13.69
                           13.69
                           13.75
                           13.81
                           13.94
                           13.88
                           14.06
                           13.94
                           13.88
                           14.13
                           14
                           14.13
                           14.25
                           14
                           14.06
                           14.06
                           14.06
                           14.13
                           14.06
                           14.25
                           14.44
                           14.25
11/30/00                   14.25

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34.5%.

Nuveen North Carolina Premium Income Municipal Fund

Performance
   OVERVIEW As of November 30, 2000


NNC

PORTFOLIO STATISTICS
--------------------------------------------------
Inception Date                                5/93
--------------------------------------------------
Share Price                              $13 11/16
--------------------------------------------------
Net Asset Value                             $13.61
--------------------------------------------------
Market Yield                                 5.48%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.94%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.63%
--------------------------------------------------
Fund Net Assets ($000)                    $132,238
--------------------------------------------------
Average Effective Maturity (Years)           20.27
--------------------------------------------------
Leverage-Adjusted Duration                   13.00
--------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         3.88%        11.73%
--------------------------------------------------
5-Year                         8.36%         5.88%
--------------------------------------------------
Since Inception                4.19%         5.23%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
Utilities                                      17%
--------------------------------------------------
Housing/Single Family                          16%
--------------------------------------------------
Tax Obligation/Limited                         15%
--------------------------------------------------
Healthcare                                     15%
--------------------------------------------------
Education and Civic Organizations               9%
--------------------------------------------------


BAR CHART:
1999-2000 Monthly Tax-Free Dividends Per Share
12/99                      0.0675
1/00                       0.0675
2/00                       0.0675
3/00                       0.0675
4/00                       0.0675
5/00                       0.0675
6/00                       0.0625
7/00                       0.0625
8/00                       0.0625
9/00                       0.0625
10/00                      0.0625
11/00                      0.0625


LINE CHART:
Share Price Performance
12/1/99                    14
                           13.69
                           13.44
                           13.5
                           13.56
                           13.5
                           13.44
                           13.88
                           14.31
                           14.31
                           14.19
                           14.31
                           14.38
                           14.13
                           13.69
                           13.81
                           14.06
                           14.13
                           14.06
                           14
                           14.13
                           14
                           14.06
                           13.69
                           13.75
                           13.94
                           13.94
                           13.75
                           13.75
                           13.63
                           13.69
                           13.88
                           13.81
                           14.19
                           14.5
                           14.38
                           14.25
                           14
                           14.06
                           13.94
                           14
                           13.88
                           13.63
                           13.69
                           13.69
                           13.44
                           13.44
                           13.5
                           13.63
11/30/00                   13.5


Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 36.5%.

Nuveen Virginia Premium Income Municipal Fund

Performance
   OVERVIEW As of November 30, 2000


NPV


PORTFOLIO STATISTICS
--------------------------------------------------
Inception Date                                3/93
--------------------------------------------------
Share Price                               $14 7/16
--------------------------------------------------
Net Asset Value                             $14.17
--------------------------------------------------
Market Yield                                 5.57%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.07%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.57%
--------------------------------------------------
Fund Net Assets ($000)                    $186,979
--------------------------------------------------
Average Effective Maturity (Years)           17.07
--------------------------------------------------
Leverage-Adjusted Duration                   10.52
--------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         7.86%         9.87%
--------------------------------------------------
5-Year                         7.49%         5.94%
--------------------------------------------------
Since Inception                5.11%         5.94%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
U.S. Guaranteed                                21%
--------------------------------------------------
Water and Sewer                                11%
--------------------------------------------------
Healthcare                                     10%
--------------------------------------------------
Education and Civic Organizations              10%
--------------------------------------------------
Utilities                                       9%
--------------------------------------------------



BAR CHART:
1999-2000 Monthly Tax-Free Dividends Per Share
12/99                      0.07
1/00                       0.07
2/00                       0.07
3/00                       0.07
4/00                       0.07
5/00                       0.07
6/00                       0.067
7/00                       0.067
8/00                       0.067
9/00                       0.067
10/00                      0.067
11/00                      0.067

LINE CHART:
Share Price Performance
12/1/99                    14.13
                           13.19
                           12.88
                           12.63
                           13
                           13
                           12.94
                           13.31
                           13.44
                           14.19
                           14.38
                           14.13
                           14.06
                           13.81
                           13.88
                           13.63
                           13.88
                           14.06
                           14.19
                           14
                           14.06
                           14.06
                           13.88
                           13.88
                           14.19
                           14.31
                           14.5
                           14.31
                           14.31
                           14.25
                           14.31
                           14.5
                           14.5
                           14.5
                           14.63
                           14.81
                           14.63
                           14.81
                           14.88
                           14.75
                           14.69
                           14.5
                           14.63
                           14.5
                           14.44
                           13.88
                           14.38
                           14.5
                           14.63
                           14.63
11/30/00                   14.63


Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35%.

Shareholder
           MEETING REPORT

The Shareholder Meeting was held October 18, 2000 in Chicago at Nuveen's headquarters.


                                                                     NPG                                         NMY
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE TRUSTEES WAS REACHED AS FOLLOWS:
                                                                        Preferred                          Preferred       Preferred
                                                         Common            Shares            Common           Shares          Shares
                                                         Shares         Series-TH            Shares         Series-W       Series-TH
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
   For                                                3,531,814             1,103         9,848,980            1,368           1,748
   Withhold                                              11,545                 1            70,376               --           --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              3,543,359             1,104         9,919,356            1,368           1,748
====================================================================================================================================
Lawrence H. Brown
   For                                                3,528,657             1,103         9,843,097            1,368           1,748
   Withhold                                              14,702                 1            76,259               --           --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              3,543,359             1,104         9,919,356            1,368           1,748
====================================================================================================================================
Anne E. Impellizzeri
   For                                                3,528,664             1,103         9,846,990            1,368           1,748
   Withhold                                              14,695                 1            72,366               --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              3,543,359             1,104         9,919,356            1,368           1,748
====================================================================================================================================
Peter R. Sawers
   For                                                3,531,807             1,103         9,846,394            1,368           1,748
   Withhold                                              11,552                 1            72,962               --            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              3,543,359             1,104         9,919,356            1,368           1,748
====================================================================================================================================
Judith M. Stockdale
   For                                                3,532,807             1,103         9,847,531            1,367           1,748
   Withhold                                              10,552                 1            71,825                1            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              3,543,359             1,104         9,919,356            1,368           1,748
====================================================================================================================================
William J. Schneider
   For                                                       --             1,103                --            1,368           1,748
   Withhold                                                  --                 1                --               --            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                     --             1,104                --            1,368           1,748
====================================================================================================================================
Timothy R. Schwertfeger
   For                                                       --             1,103                --            1,368           1,748
   Withhold                                                  --                 1                --               --            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                     --             1,104                --            1,368           1,748
====================================================================================================================================
RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                                                3,507,271             1,099         9,822,541            1,368           1,748
   Against                                                4,286                --            54,894               --             --
   Abstain                                               31,802                 5            41,921               --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              3,543,359             1,104         9,919,356            1,368           1,748
====================================================================================================================================


                                                                     NNC                                       NPV
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE TRUSTEES WAS REACHED AS FOLLOWS:

                                                                        Preferred                          Preferred       Preferred
                                                         Common            Shares            Common           Shares          Shares
                                                         Shares         Series-TH            Shares         Series-T       Series-TH
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
   For                                                5,841,138             1,826         7,962,967              829           1,717
   Withhold                                              50,806                --            47,061               --               1
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              5,891,944             1,826         8,010,028              829           1,718
====================================================================================================================================
Lawrence H. Brown
   For                                                5,840,805             1,826         7,959,506              829           1,717
   Withhold                                              51,139                --            50,522               --               1
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              5,891,944             1,826         8,010,028              829           1,718
====================================================================================================================================
Anne E. Impellizzeri
   For                                                5,837,980             1,826         7,952,732              829           1,717
   Withhold                                              53,964                --            57,296               --               1
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              5,891,944             1,826         8,010,028              829           1,718
====================================================================================================================================
 Peter R. Sawers
   For                                                5,840,805             1,826         7,958,424              829           1,717
   Withhold                                              51,139                --            51,604               --               1
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              5,891,944             1,826         8,010,028              829           1,718
====================================================================================================================================
Judith M. Stockdale
   For                                                5,838,953             1,826         7,947,445              829           1,717
   Withhold                                              52,991                --            62,583               --               1
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              5,891,944             1,826         8,010,028              829           1,718
====================================================================================================================================
William J. Schneider
   For                                                       --             1,826                --              829           1,717
   Withhold                                                  --                --                --               --               1
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                     --             1,826                --              829           1,718
====================================================================================================================================
Timothy R. Schwertfeger
   For                                                       --             1,826                --              829           1,717
   Withhold                                                  --                --                --               --               1
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                     --             1,826                --              829           1,718
====================================================================================================================================
RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                                                5,857,541             1,825         7,941,195              829           1,715
   Against                                               20,899                 1            21,403               --               1
   Abstain                                               13,504                --            47,430               --               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              5,891,944             1,826         8,010,028              829           1,718
====================================================================================================================================


                            Nuveen Georgia Premium Income Municipal Fund (NPG)

                            Portfolio of
                                       INVESTMENTS November 30, 2000 (Unaudited)


   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*     RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 6.0%

$       3,000   Albany Dougherty Payroll Development Authority, Solid Waste Disposal        5/08 at 101           AA   $   2,741,100
                 Revenue Bonds (The Procter & Gamble Paper Products Company
                 Project), 1998 Series, 5.300%, 5/15/26 (Alternative
                 Minimum Tax)

        2,000   Development Authority of Cartersville, Sewage Facilities Refunding          5/07 at 101           A+       2,049,760
                 Revenue Bonds (Anheuser-Busch Project), Series 1997,
                 6.125%, 5/01/27 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 10.4%

                Urban Residential Finance Authority of the City of Atlanta,
                Dormitory Facility Refunding Revenue Bonds (Morehouse College
                Project), Series 1995:
        1,210    5.750%, 12/01/20                                                          12/05 at 102          AAA       1,241,859
        1,375    5.750%, 12/01/25                                                          12/05 at 102          AAA       1,401,551

        1,555   Development Authority of DeKalb County, Revenue Bonds (Emory               10/04 at 102          Aa1       1,636,358
                 University Project), Series 1994-A, 6.000%, 10/01/14

        2,650   Private Colleges and Universities Authority, Student Housing                6/09 at 102            A       2,410,175
                 Revenue Bonds (Mercer Housing Corporation Project),
                 Tax-Exempt Series 1999A, 5.375%, 6/01/31

        1,550   Private Colleges and Universities Authority, Revenue Bonds                  6/03 at 102           AA       1,558,556
                  (Agnes Scott College Project), Series 1993, 5.625%, 6/01/23

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 10.2%

        3,000   Hospital Authority of Albany-Dougherty County, Revenue Bonds                9/03 at 102          AAA       3,052,080
                 (Phoebe Putney Memorial Hospital), Series 1993, 5.700%, 9/01/13

        1,965   The Hospital Authority of Hall County and the City of Gainesville,         10/05 at 102          AAA       2,012,887
                 Revenue Anticipation Certificates (Northeast Georgia Healthcare
                 Project), Series 1995, 6.000%, 10/01/25

        3,000   The Glynn-Brunswick Memorial Hospital Authority, Revenue                    8/06 at 102          AAA       3,023,310
                 Anticipation Certificates (Southeast Georgia Health Systems
                 Project), Series 1996, 5.250%, 8/01/13

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 12.7%

        1,145   Housing Authority of Clayton County, Multifamily Housing                   12/05 at 102          AAA       1,129,016
                 Revenue Bonds, Series 1995 (The Advantages Project),
                 5.800%, 12/01/20

        3,400   Housing Authority of the County of DeKalb, Multifamily Housing              1/05 at 102          AAA       3,585,402
                 Revenue Bonds (The Lakes at Indian Creek Apartments Project),
                 Series 1994, 7.150%, 1/01/25 (Alternative Minimum Tax)

          965   Housing Authority of the City of Decatur, Mortgage Revenue                  7/02 at 102          AAA         985,921
                 Refunding Bonds, Series 1992A (FHA-Insured Mortgage
                 Loan-Park Trace Apartments, Section 8 Assisted Project),
                 6.450%, 7/01/25

        3,000   Macon-Bibb County Urban Development Authority, Multifamily                  1/04 at 103          AAA       2,886,630
                 Housing Refunding Revenue Bonds, Series 1997A,
                 5.550%, 1/01/24

        1,500   Housing Authority of the City of Marietta, Multifamily Housing             10/06 at 102          AAA       1,516,680
                 Revenue Bonds (GNMA Collateralized - Country Oaks Apartments),
                 Series 1996, 6.150%, 10/20/26 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 4.8%

          345   Housing Authority of Fulton County, Single Family Mortgage                  3/05 at 102          AAA         353,287
                 Revenue Bonds (GNMA Mortgage-Backed Securities Program),
                 Series 1995A, 6.550%, 3/01/18 (Alternative Minimum Tax)

        2,995   Georgia Housing and Finance Authority, Single Family Mortgage               6/04 at 102          AAA       3,067,120
                 Bonds, 1994 Series A (FHA-Insured or VA Guaranteed
                 Mortgage Loans), 6.500%, 12/01/17 (Alternative Minimum Tax)

          420   Georgia Housing and Finance Authority, Single Family Mortgage               6/06 at 102          AAA         428,744
                 Bonds, 1996 Series A Subseries A-2, 6.450%, 12/01/27
                 (Alternative Minimum Tax)

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*     RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL - 7.6%

$       2,500   Forsyth County School District, General Obligation Bonds,                   2/10 at 102          Aa2   $   2,596,925
                 Series 1999, 5.750%, 2/01/19

        3,500   Commonwealth of Puerto Rico, Public Improvement Bonds of 1996,          7/06 at 101 1/2            A       3,473,925
                 General Obligation Bonds, 5.400%, 7/01/25

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 18.4%

        1,000   Downtown Development Authority of the City of Atlanta,                     10/02 at 102           AA       1,044,830
                 Refunding Revenue Bonds (Underground Atlanta Project),
                 Series 1992, 6.250%, 10/01/12

        3,000   Solid Waste Management Authority of the City of Atlanta, Revenue           12/06 at 100           AA       2,934,660
                 Bonds (Landfill Closure Project), Series 1996, 5.250%, 12/01/21

        4,000   The Hospital Authority of Clarke County, Hospital Revenue                   1/09 at 101          AAA       3,805,520
                 Certificates (Athens Regional Medical Center Project),
                 Series 1999, 5.250%, 1/01/29

        3,000   Cobb-Marietta Coliseum and Exhibit Hall Authority, Revenue                 10/19 at 100          AAA       3,103,830
                 Refunding Bonds, Series 1993, 5.625%, 10/01/26

        2,000   The Fulton-DeKalb Hospital Authority, Revenue Refunding                     7/03 at 102          AAA       2,000,300
                 Certificates, Series 1993, 5.500%, 1/01/20

        1,000   Metropolitan Atlanta Rapid Transit Authority, Sales Tax                    No Opt. Call          AAA       1,116,800
                 Revenue Bonds, Refunding Series P, 6.250%, 7/01/20

          500   Puerto Rico Highway and Transportation Authority, Highway               7/03 at 101 1/2            A         494,250
                 Revenue Bonds, Series W, 5.250%, 7/01/20

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 4.4%

        1,500   City of Atlanta, Airport Facilities Revenue Bonds, Series 1990,             1/01 at 102          AAA       1,532,235
                 6.250%, 1/01/21 (Alternative Minimum Tax)

        1,000   City of Atlanta, Airport Facilities Revenue Refunding Bonds,               No Opt. Call          AAA       1,117,380
                  Series 1994A, 6.500%, 1/01/09

        1,000   Development Authority of Fulton County, Special Facilities                  5/08 at 101         BBB-         873,710
                 Revenue Bonds (Delta Air Lines, Inc. Project), Series 1998,
                 5.450%, 5/01/23 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 9.1%

        3,115   City of Albany, Sewerage System Revenue Bonds, Series 1992,                 7/02 at 102          AAA       3,279,784
                 6.625%, 7/01/17 (Pre-refunded to 7/01/02)

          500   City of Atlanta, General Obligation Bonds, Public Improvement              12/04 at 102        AA***         537,280
                 Bonds, Series 1994A, 6.100%, 12/01/19 (Pre-refunded to 12/01/04)

        1,250   City of Atlanta, Water and Sewerage Revenue Bonds, Series 1993,             1/04 at 100          AAA       1,290,475
                 5.000%, 1/01/15 (Pre-refunded to 1/01/04)

        2,000   Fulco Hospital Authority, Revenue Anticipation Certificates                 9/02 at 102      Baa1***       2,098,140
                 (Georgia Baptist Health Care System Project), Series 1992A,
                 6.375%, 9/01/22 (Pre-refunded to 9/01/02)

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 14.0%

        4,500   Development Authority of Burke County, Pollution Control Revenue            5/04 at 102            A       4,267,755
                 Bond (Georgia Power Company Vogtle Plant Project), Third
                 Series 1999, 5.450%, 5/01/34 (Alternative Minimum Tax)

        1,900   Municipal Electric Authority of Georgia, General Power Revenue              1/03 at 100          AAA       1,902,679
                 Bonds, 1992 B Series, 5.500%, 1/01/18

        1,000   Municipal Electric Authority of Georgia, Power Revenue Bonds,              No Opt. Call          AAA       1,018,350
                 Series Z, 5.500%, 1/01/20

        1,750   Municipal Electric Authority of Georgia, Project One Special               No Opt. Call            A       1,921,098
                 Obligation Bonds, Fifth Crossover Series, 6.400%, 1/01/09

        2,000   Development Authority of Monroe County, Pollution Control                   3/01 at 101          AA-       2,010,680
                 Revenue Bonds (Gulf Power Company Plant Scherer Project),
                 First Series 1994, 6.300%, 9/01/24


                            Nuveen Georgia Premium Income Municipal Fund (NPG) (continued)

                                    Portfolio of INVESTMENTS November 30, 2000 (Unaudited)


   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*     RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER - 1.4%

$       1,000   City of Milledgeville, Water and Sewerage Revenue and Refunding            No Opt. Call          AAA   $   1,082,069
                 Bonds, Series 1996, 6.000%, 12/01/21
------------------------------------------------------------------------------------------------------------------------------------
$      78,090   Total Investments (cost $76,063,152) - 99.0%                                                              78,583,111
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.0%                                                                         804,142
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $  79,387,253
                ====================================================================================================================



                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                                 See accompanying notes to financial statements.



                            Nuveen Maryland Premium Income Municipal Fund (NMY)

                            Portfolio of
                                       INVESTMENTS November 30, 2000 (Unaudited)


   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*     RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CONSUMER STAPLES - 0.5%

$       1,200   The Children's Trust Fund, Tobacco Settlement Asset-Backed                  7/10 at 100          Aa3   $   1,201,248
                 Bonds, Series 2000, 5.750%, 7/01/20

------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 9.2%

        1,000   Maryland Economic Development Corporation, Student Housing                  6/09 at 102         Baa3         976,550
                 Revenue Bonds (Collegiate Housing Foundation- Salisbury
                 Project), Series 1999 A, 6.000%, 6/01/19

        1,500   Maryland Economic Development Corporation, Student Housing                  6/09 at 102         Baa3       1,398,660
                 Revenue Bonds (Collegiate Housing Foundation-University
                 Courtyard Project), Series 1999 A, 5.750%, 6/01/24

        1,000   Maryland Health and Higher Educational Facilities Authority,                7/09 at 101           AA       1,056,590
                 Revenue Bonds (Johns Hopkins University Issue), Series 1999,
                 6.000%, 7/01/39

                Maryland Health and Higher Educational Facilities Authority,
                Refunding Revenue Bonds (Johns Hopkins University Issue), Series
                1997:
        1,000    5.625%, 7/01/17                                                            7/07 at 102           AA       1,024,560
        1,500    5.625%, 7/01/27                                                            7/07 at 102           AA       1,511,595

        9,445   Morgan State University, Academic Fees and Auxiliary                       No Opt. Call          AAA      10,401,117
                 Facilities Fees, Revenue Refunding Bonds, 1993 Series,
                 6.100%, 7/01/20

        4,000   University of Puerto Rico, University System Revenue Bonds,                 6/05 at 101          AAA       3,976,560
                 Series O, 5.375%, 6/01/30

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 10.6%

                City of Gaithersburg, Hospital Facilities Refunding and
                Improvement Revenue Bonds (Shady Grove Adventist Hospital),
                Series 1995:
        2,550    6.500%, 9/01/12                                                           No Opt. Call          AAA       2,897,565
        3,015    5.500%, 9/01/15                                                            9/05 at 102          AAA       3,056,275

        1,900   Maryland Economic Development Corporation, Revenue Bonds                    4/11 at 102          N/R       1,719,766
                 (Health and Mental Hygiene Providers Facilities Acquisition
                 Program), Series 1996A, 7.625%, 4/01/21

        2,000   Maryland Health and Higher Educational Facilities Authority,                6/09 at 101            A       1,863,860
                 Kaiser Permanente Revenue Bonds, 1998 Series A,
                 5.375%, 7/01/15

          750   Maryland Health and Higher Educational Facilities Authority,                7/10 at 101         Baa1         776,318
                 Revenue Bonds (University of Maryland Medical System Issue),
                 Series 2000, 6.750%, 7/01/30

                Maryland Health and Higher Educational Facilities Authority,
                Revenue Bonds (Johns Hopkins Medicine, Howard County General
                Hospital Acquisition Issue), Series 1998:
        1,000    5.000%, 7/01/19                                                            7/08 at 101          AAA         951,930
        1,250    5.000%, 7/01/29                                                            7/08 at 101          AAA       1,152,813

        2,350   Maryland Health and Higher Educational Facilities Authority,                7/03 at 102          AAA       2,393,170
                 Project and Refunding Revenue Bonds (Sinai Hospital of
                 Baltimore Issue), Series 1993, 5.500%, 7/01/13

        1,500   Maryland Health and Higher Educational Facilities Authority,                1/08 at 101          Aaa       1,398,150
                 Revenue Bonds (Upper Chesapeake Hospitals Issue),
                 Series 1998A, 5.125%, 1/01/38

        1,670   Maryland Health and Higher Educational Facilities Authority,                7/08 at 101           A3       1,460,649
                 Hospital Refunding and Revenue Bonds, (Union Hospital of
                 Cecil County Issue), Series 1998, 5.100%, 7/01/22

                Prince Georges County, Project and Refunding Revenue Bonds
                (Dimensions Health Corporation Issue), Series 1994:
          825    5.000%, 7/01/05                                                            7/04 at 102          N/R         650,306
        3,080    5.375%, 7/01/14                                                            7/04 at 102          N/R       1,762,838
        6,000    5.300%, 7/01/24                                                            7/04 at 102          N/R       3,362,400


                            Nuveen Maryland Premium Income Municipal Fund (NMY) (continued)
                                    Portfolio of INVESTMENTS November 30, 2000 (Unaudited)

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*     RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HOUSING/MULTIFAMILY - 17.8%

$       4,000   Anne Arundel County, Multifamily Housing Revenue Bonds                     No Opt. Call         BBB-   $   4,176,160
                 (Woodside Apartments Project), Series 1994, 7.450%, 12/01/24
                 (Alternative Minimum Tax) (Mandatory put 12/01/03)

        1,795   County Commissioners of Charles County, Mortgage Revenue                    5/05 at 102          AAA       1,859,602
                 Refunding Bonds, Series 1995 A (Holly Station IV Townhouses
                 Project - FHA-Insured Mortgage Loan), 6.450%, 5/01/26

                Howard County, Mortgage Revenue Refunding Bonds, Series 1996 A
                (FHA-Insured Mortgage Loan-Normandy Woods III Apartments
                Project):
          700    6.000%, 7/01/17                                                            7/06 at 102          AAA         714,903
        2,000    6.100%, 7/01/25                                                            7/06 at 102          AAA       2,022,840

          620   Community Development Administration, Department of Housing                 5/02 at 102          Aa2         636,411
                 and Community Development,  Multifamily Housing Revenue
                 Bonds (Insured Mortgage Loans), 1992 Series A, 6.850%, 5/15/33
                 (Alternative Minimum Tax)

        1,150   Community Development Administration, Department of Housing                 5/03 at 102          Aa2       1,185,857
                 and Community Development,  Multifamily Housing Revenue
                 Bonds (Insured Mortgage Loans), 1993 Series B, 6.625%, 5/15/23

        2,500   Community Development Administration, Department of Housing                 1/09 at 101          Aa2       2,270,050
                 and Community Development, Housing Revenue Bonds,
                 1999 Series A, 5.350%, 7/01/41 (Alternative Minimum Tax)

          880   Community Development Administration, Department of Housing                 1/10 at 100          Aa2         895,796
                 and Community Development, Housing Revenue Bonds,
                 1999 Series B, 6.250%, 7/01/32 (Alternative Minimum Tax)

        1,450   Community Development Administration, Department of Housing                 2/11 at 101          Aaa       1,452,117
                 and Community Development, Multifamily Development
                 Revenue Bonds (Edgewater Village Apartments Project),
                 2000 Series B, 5.800%, 8/01/20 (Alternative Minimum Tax)

        3,075   Community Development Administration, Department of Housing                 5/03 at 102           Aa       3,097,540
                 and Community Development, Multifamily Housing Revenue
                 Bonds (Insured Mortgage Loans), 1993 Series D, 6.050%, 5/15/24

        2,000   Housing Opportunities Commission of Montgomery County,                      7/05 at 102          Aa2       2,016,140
                 Multifamily Housing Revenue Bonds, Series 1995 A,
                 5.900%, 7/01/15

        1,500   Housing Opportunities Commission of Montgomery County,                      7/06 at 102          Aaa       1,508,100
                 Multifamily Housing Revenue Bonds, Series 1996 B,
                 5.900%, 7/01/26

        3,830   Housing Opportunities Commission of Montgomery County,                      7/08 at 101          Aaa       3,466,610
                 Multifamily Housing Development Bonds, Series 1998 A,
                 5.200%, 7/01/30

        2,000   Housing Opportunities Commission of Montgomery County,                      7/10 at 100          Aaa       2,031,760
                 Multifamily Housing Development Bonds, Series 2000 A,
                 6.000%, 7/01/30

        1,000   Housing Authority of Prince Georges County, Mortgage                        1/03 at 102          AAA       1,020,630
                 Revenue Refunding Bonds, Series 1993 A (GNMA
                 Collateralized - Stevenson Apartments Project),
                 6.350%, 7/20/20

                Housing Authority of Prince Georges County, Mortgage Revenue
                Refunding Bonds, Series 1993 A (Cherry Hill Apartments Project):
        1,090    5.900%, 9/20/10                                                            9/03 at 102          AAA       1,109,010
        1,930    6.000%, 9/20/15                                                            9/03 at 102          AAA       1,949,011

        1,500   Housing Authority of Prince Georges County, Mortgage Revenue               12/04 at 102          AAA       1,568,820
                 Refunding Bonds, Series 1995 A (GNMA Collateralized-Riverview
                 Terrace Apartments Project), 6.700%, 6/20/20

                Housing Authority of Prince Georges County, Mortgage Revenue
                Refunding Bonds, Series 1995 A (GNMA Collateralized-Overlook
                Apartments Project):
        2,000    5.700%, 12/20/15                                                          12/05 at 102          AAA       1,995,920
        1,670    5.750%, 12/20/19                                                          12/05 at 102          AAA       1,669,933

        1,000   Housing Authority of Prince Georges County, Mortgage Revenue                5/01 at 100          AAA         992,260
                 Refunding Bonds (GNMA Collateralized Foxglenn Apartments
                 Project), Series 1998 A, 5.450%, 5/20/14 (Alternative
                 Minimum Tax)

          540   Housing Authority of Prince Georges County, Mortgage Revenue                9/09 at 102          AAA         543,337
                 Bonds, Series 1999 (GNMA Collateralized-University Landing
                 at Langley Apartments Project), 6.100%, 3/20/41 (Alternative
                 Minimum Tax)

        1,000   City of Salisbury, Mortgage Revenue Refunding Bonds,                       12/04 at 102          AAA       1,037,000
                 Series 1995 A (FHA-Insured Mortgage Loan - College Lane
                 Apartments Project), 6.600%, 12/01/26

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*     RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HOUSING/SINGLE FAMILY - 8.5%

$         595   Community Development Administration, Department of Housing                 4/04 at 102          Aa2   $     600,819
                 and Community Development, Single Family Program,
                 1994 First Series, 5.900%, 4/01/11

        1,000   Community Development Administration, Department of Housing                 4/04 at 102           Aa       1,024,760
                 and Community Development,  Single Family Program Bonds,
                 1994 Fourth Series, 6.450%, 4/01/14

        2,635   Community Development Administration, Department of Housing                 4/04 at 102           Aa       2,693,708
                 and Community Development,  Single Family Program Bonds,
                 1994 Fifth Series, 6.750%, 4/01/26 (Alternative Minimum Tax)

          640   Community Development Administration, Department of Housing                 4/03 at 102          Aa2         658,240
                 and Community Development, Single Family Program Bonds,
                 1992 Fourth Series, 6.800%, 4/01/22 (Alternative Minimum Tax)

        1,750   Community Development Administration, Department of Housing                 4/04 at 102           Aa       1,768,025
                 and Community Development, Single Family Program Bonds,
                 1993 Third Series, 4.950%, 4/01/06

        1,500   Community Development Administration, Department of                         9/09 at 100          Aa2       1,541,505
                 Housing and Community Development, Residential Revenue
                 Bonds, 1999 Series H, 6.250%, 3/01/31 (Alternative Minimum Tax)

        2,000   Community Development Administration, Department of Housing                 9/09 at 100          Aa2       2,029,480
                 and Community Development, Residential Revenue Bonds,
                 2000 Series B, 6.150%, 9/01/32 (Alternative Minimum Tax)

        2,000   Community Development Administration, Department of Housing                 3/10 at 100          Aa2       2,056,320
                 and Community Development, Residential Revenue Bonds,
                 2000 Series D, 6.250%, 9/01/32 (Alternative Minimum Tax)

        1,000   Community Development Administration, Department of Housing                 4/06 at 102          Aa2       1,025,210
                 and Community Development,  Single Family Program Bonds,
                 1996 Sixth Series, 6.200%, 4/01/22 (Alternative Minimum Tax)

        1,895   Housing Opportunities Commission of Montgomery County,                      7/04 at 102          Aa2       1,992,706
                 Single Family Mortgage Revenue Bonds, 1994 Series A,
                 6.600%, 7/01/14

          885   Housing Authority of Prince Georges County, Single Family                   6/04 at 102          AAA         902,647
                 Mortgage Revenue Bonds (GNMA-FNMA Collateralized),
                 Series 1994A, 6.350%, 6/01/11 (Alternative Minimum Tax)

        1,665   Housing Authority of Prince Georges County, Single Family                   8/07 at 102          AAA       1,667,681
                 Mortgage Revenue Bonds (FHLMC-FNMA-GNMA Collateralized),
                 Series 1997, 5.625%, 8/01/17 (Alternative Minimum Tax)

          750   Housing Authority of Prince Georges County, Single Family                  No Opt. Call          AAA         768,368
                 Mortgage Revenue Bonds (FHLMC-FNMA-GNMA Collateralized),
                 Series 2000 A, 6.150%, 8/01/19

------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 0.5%

        1,000   Carroll County, Refunding Revenue Bonds, EMA Obligated                      1/09 at 101           AA         999,940
                 Group Issue (Fairhaven and Copper Ridge), Series 1999 A,
                 5.625%, 1/01/25

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 8.7%

        1,000   Baltimore County, General Obligation Bonds, Baltimore County                8/03 at 102          AAA       1,007,780
                 Metropolitan District Bonds 64th Issue, 4.900%, 8/01/11

        1,000   Mayor and City Council of Baltimore, General Obligation Serial             No Opt. Call           A+       1,155,720
                 Bonds, Consolidated Public  Improvement Bonds of 1989,
                 Series B, 7.150%, 10/15/08

                Mayor and City Council of Baltimore, General Obligation
                Consolidated Public Improvement Refunding Bonds of 1995, Series A:
        1,200    7.375%, 10/15/03                                                          No Opt. Call          AAA       1,296,588
        5,000    7.250%, 10/15/04                                                          No Opt. Call          AAA       5,498,500

        1,000   Mayor and City Council of Baltimore, General Obligation Serial             No Opt. Call          AAA       1,111,000
                 Bonds, Consolidated Public Improvement Bonds of 1991,
                 Series C, 6.375%, 10/15/07

        3,000   Frederick County, General Obligation Public Facilities Bonds                7/09 at 101           AA       3,015,600
                 of 1999, 5.250%, 7/01/18

        3,000   Montgomery County, General Obligation Bonds, Consolidated                   1/10 at 101          AAA       3,146,940
                 Public Improvement Bonds of 2000, Series A, 5.750%, 1/01/19

          925   Northern Mariana Islands Commonwealth, General Obligation Bonds,            6/10 at 100            A         937,358
                 2000 Series A, 6.000%,  6/01/20 (WI, settling 12/06/00)


                            Nuveen Maryland Premium Income Municipal Fund (NMY) (continued)
                                    Portfolio of INVESTMENTS November 30, 2000 (Unaudited)


   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*     RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL (continued)

$       1,000   Prince Georges County, General Obligation Bonds, Consolidated               3/03 at 102          AAA   $   1,042,570
                 Public Improvement Bonds, Series 1993, 5.750%, 3/15/09

          500   Commonwealth of Puerto Rico, General Obligation Bonds, Public               7/10 at 100          AAA         517,665
                 Improvement Bonds of 2000, 5.750%, 7/01/26

          460   Wicomico County, General Obligation Public Improvement Bonds               12/09 at 101          AAA         482,425
                 of 1999, 5.750%, 12/01/19

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 9.6%

        2,730   Anne Arundel County, General Obligation Bonds, Consolidated                 4/03 at 102          AA+       2,777,256
                 Water and Sewer Series, 1993 Refunding Series, 5.250%, 4/15/12

        1,000   Mayor and City Council of Baltimore, Certificates of                       10/07 at 102          AAA         984,840
                 Participation (Emergency Telecommunications Facilities),
                 Series 1997 A, 5.000%, 10/01/17

        1,465   Maryland Department of Housing and Community Development,                   6/08 at 101          Aaa       1,404,261
                 Community Development  Administration, Infrastructure Financing
                 Bonds (MBIA-Insured), 1998 Series B, 5.200%, 6/01/28 Maryland

                Department of Transportation, Certificates of Participation,
                Series 2000:
          950    5.500%, 10/15/19 (Alternative Minimum Tax)                                10/10 at 101           AA         952,632
        1,005    5.500%, 10/15/20 (Alternative Minimum Tax)                                10/10 at 101           AA       1,004,930

        4,455   Maryland Stadium Authority, Sports Facilities Lease Revenue                 3/06 at 101          AAA       4,582,769
                 Bonds, Series 1996, 5.750%, 3/01/18

          635   New Baltimore City Board of School Commissioners, School System            11/10 at 100          AA+         637,426
                 Revenue Bonds, Series 2000, 5.125%, 11/01/15

        1,000   Puerto Rico Highway and Transportation Authority, Highway                   7/16 at 100            A       1,002,030
                  Revenue Bonds, Series Y of 1996,  5.500%, 7/01/36

        2,200   Puerto Rico Public Building Authority, Public Education and             7/03 at 101 1/2            A       2,265,406
                 Health Facilities Refunding Bonds, Series M, Guaranteed by
                 the Commonwealth of Puerto Rico, 5.750%, 7/01/15

        2,000   Virgin Islands Public Finance Authority Revenue Bonds                      10/10 at 101         BBB-       2,074,600
                 (Virgin Islands Gross Receipts Taxes Loan Note),
                 Series 1999 A, 6.500%, 10/01/24

        1,250   Montgomery and Prince Georges Counties, Washington                          1/02 at 102          Aa1       1,296,450
                 Suburban Sanitary District, General Construction Refunding
                 Bonds of 1991, Second Series, 6.100%, 1/01/04 Montgomery and

                Prince Georges Counties, Washington Suburban Sanitary District,
                General Construction Bonds of 2000:
        1,085    5.250%, 6/01/20                                                            6/10 at 100          Aa1       1,077,796
        1,205    5.250%, 6/01/21                                                            6/10 at 100          Aa1       1,192,323

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 5.2%

        5,500   Maryland Transportation Authority, Special Obligation Revenue               7/04 at 102          AAA       5,786,220
                 Bonds (Baltimore-Washington International Airport Projects),
                 Series 1994-A (Qualified Airport Bonds), 6.250%, 7/01/14
                 (Alternative Minimum Tax)

        1,500   Maryland Transportation Authority, Revenue Bonds (Transportation            7/02 at 100           A+       1,516,530
                 Facilities Projects), Series 1992, 5.750%, 7/01/15

        2,075   Puerto Rico Ports Authority, Special Facilities Revenue Bonds,              6/06 at 102         Baa2       2,108,470
                 (American Airlines Inc. Project),  1996 Series A,
                 6.250%, 6/01/26 (Alternative Minimum Tax)

        2,000   Washington Metropolitan Area Transit Authority, Gross Revenue              No Opt. Call          AAA       2,149,820
                 Transit Refunding Bonds, Series 1993, 6.000%, 7/01/07

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 4.8%

        1,875   Maryland Health and Higher Educational Facilities Authority,                7/03 at 102          AAA       1,908,469
                 Revenue Bonds (Good Samaritan Hospital Issue), Series 1993,
                 5.750%, 7/01/19

        3,125   Maryland Health and Higher Educational Facilities Authority,                7/03 at 102          Aaa       3,139,281
                 Revenue Bonds (Howard County General Hospital Issue),
                 Series 1993, 5.500%, 7/01/25

        2,500   Maryland Health and Higher Educational Facilities Authority,               No Opt. Call          AAA       2,359,600
                 Revenue Bonds (Helix Health Issue), Series 1997, 5.000%, 7/01/27

        1,000   Puerto Rico Infrastructure Financing Authority, Special Obligation         10/10 at 101          AAA       1,022,460
                 Bonds, 2000 Series A, 5.500%, 10/01/20

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*     RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED (continued)

$       1,010   Puerto Rico Telephone Authority, Revenue Bonds, Series N,               1/03 at 101 1/2          AAA   $   1,052,390
                  5.500%, 1/01/22 (Pre-refunded to 1/01/03)

        1,115   Montgomery and Prince Georges Counties, Washington                          6/02 at 102       Aa1***       1,165,844
                 Suburban Sanitary District,  Water Supply Bonds of 1992,
                 6.200%, 6/01/09 (Pre-refunded to 6/01/02)

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 19.6%

        6,000   Anne Arundel County, Pollution Control Revenue Refunding                    4/04 at 102            A       6,090,900
                 Bonds (Baltimore Gas and Electric Company Project),
                 Series 1994, 6.000%, 4/01/24

        6,500   Calvert County, Pollution Control Revenue Refunding Bonds                   7/04 at 102            A       6,624,865
                 (Baltimore Gas and Electric Company Project), Series 1993,
                 5.550%, 7/15/14

        9,600   Montgomery County, Solid Waste System Revenue Bonds,                        6/03 at 102          AAA       9,886,272
                 1993 Series A, 5.875%, 6/01/13 (Alternative Minimum Tax)

                Northeast Maryland Waste Disposal Authority, Resource Recovery
                Revenue Refunding Bonds (Southwest Resource Recovery Facility),
                Series 1993:
        3,000    7.150%, 1/01/04                                                           No Opt. Call          AAA       3,224,310
        4,675    7.200%, 1/01/05                                                            1/04 at 102          AAA       5,106,970

        5,000   Prince Georges County, Pollution Control Revenue Refunding                  1/03 at 102           A1       5,190,800
                 Bonds (Potomac Electric Project), 1993 Series, 6.375%, 1/15/23

        5,750   Prince Georges County, Solid Waste Management System                        6/03 at 102          AAA       5,794,850
                 Revenue Bonds, Series 1993, 5.250% 6/15/13

        1,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,                  7/04 at 100           A-       1,004,620
                 Series T, 5.500%, 7/01/20

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 3.8%

        3,000   Mayor and City Council of Baltimore, Project and Refunding                 No Opt. Call          AAA       2,865,900
                 Revenue Bonds (Water Projects), Series 1994-A, 5.000%, 7/01/24

        2,000   Mayor and City Council of Baltimore, Project and Refunding                  7/08 at 101          AAA       1,872,240
                 Revenue Bonds (Water Projects), Series 1998-A, 5.000%, 7/01/28

        1,000   Mayor and City Council of Baltimore, Project and Refunding                  7/06 at 101          AAA       1,002,709
                 Revenue Bonds (Water Projects), Series 1996-A, 5.500%, 7/01/26

                Mayor and City Council of Baltimore, Project and Refunding
                Revenue Bonds (Water Projects), Series 2000-A:
          590    6.000%, 7/01/15                                                            7/10 at 100          AAA         636,102
          500    6.000%, 7/01/17                                                            7/10 at 100          AAA         535,129

        1,500   City of Baltimore, Project and Refunding Revenue Bonds                      7/10 at 100          AAA       1,516,529
                 (Wastewater Projects), Series 2000 A, 5.625%, 7/01/30
------------------------------------------------------------------------------------------------------------------------------------
$     217,960   Total Investments (cost $216,170,221) - 98.8%                                                            217,968,281
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.2%                                                                       2,547,281
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 220,515,562
                ====================================================================================================================

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.


                            Nuveen North Carolina Premium Income Municipal Fund (NNC)

                            Portfolio of
                                       INVESTMENTS November 30, 2000 (Unaudited)


   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*     RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                BASIC MATERIALS - 3.9%

$       3,500   The Haywood County Industrial Facilities and Pollution Control             12/05 at 102         BBB+   $   3,214,015
                 Financing Authority, Environmental  Improvement Revenue
                 Bonds (Champion International Corporation Project), Series 1995 A,
                 5.750%, 12/01/25 (Alternative Minimum Tax)

        2,000   Haywood County Industrial Facilities and Pollution Control Financing        3/06 at 102         Baa1       1,937,720
                 Authority, Variable Rate Demand  Pollution Control Refunding
                 Revenue Bonds (Champion International Corporation Project),
                 Series 1995, 6.000%, 3/01/20


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 9.0%

        2,300   The Board of Governors of the University of North Carolina,                 5/08 at 102          AAA       2,211,864
                 Appalachian State University, Utilities  System Revenue
                 Refunding Bonds, Series 1998, 5.000%, 5/15/18

                North Carolina State Education Assistance Authority, Guaranteed
                Student Loan Revenue Bonds, 1995 Series A (Subordinate Lien):
        1,000    6.050%, 7/01/10 (Alternative Minimum Tax)                                  7/05 at 102            A       1,039,210
        2,400    6.300%, 7/01/15 (Alternative Minimum Tax)                                       at 102            A       2,490,672

        5,875   North Carolina State Education Assistance Authority (A Political            7/06 at 102            A       6,129,564
                 Subdivision of the State of North Carolina), Guaranteed
                 Student Loan Revenue Bonds, 1996 Series C (Subordinate Lien),
                 6.350%, 7/01/16 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 15.1%

                The Charlotte-Mecklenburg Hospital Authority, Health Care
                System Revenue Bonds, Series 1992:
        1,500    5.750%, 1/01/12                                                            1/02 at 102           AA       1,527,660
        2,150    6.250%, 1/01/20                                                            1/02 at 102           AA       2,196,591

        2,725   County of New Hanover, Hospital Revenue Bonds (New                         10/03 at 102          AAA       2,420,345
                 Hanover Regional Medical Center Project), Series 1993,
                 4.750%, 10/01/23

        2,000   North Carolina Medical Care Commission, Hospital Revenue                   10/09 at 101            A       2,031,160
                 Bonds (Southeastern Regional Medical Center), Series 1999,
                 6.375%, 10/01/29

        3,000   North Carolina Medical Care Commission, Hospital Revenue                    5/02 at 102          AA-       3,013,290
                 Refunding Bonds (Carolina Medicorp Project), Series 1992,
                 5.500%, 5/01/15

        5,615   North Carolina Medical Care Commission, Hospital Revenue                   10/08 at 101          AA-       4,863,152
                 Bonds (First Health of the Carolinas Project), Series 1998,
                 4.750%, 10/01/26

        4,090   Board of Governors of the University of North Carolina, Hospitals           2/06 at 102           AA       3,879,038
                 at Chapel Hill, Revenue Bonds, Series 1996, 5.250%, 2/15/26


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 2.7%

        1,000   Housing Authority of the City of Asheville, Multifamily Housing            11/07 at 102          AAA         974,380
                 Revenue Bonds (GNMA Collateralized - Woodridge Apartments),
                 Series 1997, 5.800%, 11/20/39 (Alternative Minimum Tax)

        1,000   City of Charlotte, Mortgage Revenue Refunding Bonds                         1/03 at 105          AAA       1,004,820
                 (FHA-Insured Mortgage Loan-Tryon Hills  Apartments Project),
                 Series 1993A, 5.875%, 1/01/25

                North Carolina Housing Finance Agency, Multifamily Revenue Bonds
                (1993 FHA-Insured Mortgage Loan Resolution), Series 1993:
          650    5.800%, 7/01/14                                                            1/03 at 102           AA         653,712
        1,000    5.900%, 7/01/26                                                            1/03 at 102           AA         994,710


   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*     RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HOUSING/SINGLE FAMILY - 16.4%

$       4,855   North Carolina Housing Finance Agency, Single Family Revenue                3/04 at 102           AA   $   5,040,073
                 Bonds, Series X (1985 Resolution), 6.700%, 9/01/26
                 (Alternative Minimum Tax)

        2,710   North Carolina Housing Finance Agency, Single Family Revenue                9/02 at 102           AA       2,807,154
                 Bonds, Series V (1985 Resolution), 6.800%, 9/01/25
                 (Alternative Minimum Tax)

        2,995   North Carolina Housing Finance Agency, Home Ownership                       7/09 at 100           AA       2,916,980
                 Revenue Bonds, Series 5 A, 1998 Trust Agreement,
                 5.625%, 7/01/30 (Alternative Minimum Tax)

        6,600   North Carolina Housing Finance Agency, Home Ownership                       7/09 at 100           AA       6,771,666
                 Revenue Bonds, Series 6 A, 1998 Trust Agreement,
                 6.200%, 1/01/29

        4,125   North Carolina Housing Finance Agency, Single Family Revenue                3/06 at 102           AA       4,184,359
                 Bonds, Series HH (1985 Resolution), 6.300%, 3/01/26
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 6.3%

        2,000   Orange County, General Obligation School Bonds, Series 1994,                2/04 at 102          AA+       2,075,880
                 5.500%, 2/01/11

        6,250   Commonwealth of Puerto Rico, Public Improvement Bonds                   7/06 at 101 1/2            A       6,203,438
                 of 1996 (General Obligation Bonds), 5.400%, 7/01/25


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 15.5%

        2,500   Centennial Authority, Hotel Tax Revenue Bonds (Arena Project),              9/07 at 102          AAA       2,420,775
                 Series 1997, 5.125%, 9/01/19

        6,000   City of Charlotte, Refunding Certificates of Participation                 12/03 at 102          AAA       5,872,800
                 (Convention Facility Project), Series 1993 C, 5.250%, 12/01/20

        2,180   The City of Concord, Certificates of Participation, Series 1996 A,          6/06 at 102          AAA       2,283,964
                 6.125%, 6/01/21

        3,970   Durham, Certificates of Participation, Water Utility Improvements,          7/02 at 102           AA       4,166,356
                  6.375%, 7/15/12

          750   Johnson County Finance Corporation, Installment Payment Revenue             8/09 at 101          AAA         734,663
                 Bonds (School and Museum Projects), Series 1999,
                 5.250%, 8/01/21

        5,000   Puerto Rico Highway and Transportation Authority, Highway               7/06 at 101 1/2          AAA       5,032,050
                 Revenue Bonds, Series Y of 1996, 5.500%, 7/01/26


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 7.6%

                The Charlotte-Mecklenburg Hospital Authority, Health Care System
                Revenue Bonds, Series 1992:
        1,000    5.750%, 1/01/12 (Pre-refunded to 1/01/02)                                  1/02 at 102        AA***       1,033,580
        2,940    6.250%, 1/01/20 (Pre-refunded to 1/01/02)                                  1/02 at 102        AA***       3,054,131

        2,855   North Carolina Municipal Power Agency Number 1, Catawba                    No Opt. Call          AAA       3,610,576
                 Electric Revenue Bonds, Series 1980, 10.500%, 1/01/10

        2,280   Board of Governors of the University of North Carolina, Hospitals           2/02 at 102        AA***       2,366,252
                 at Chapel Hill, Revenue Bonds, Series 1992, 6.000%, 2/15/24
                 (Pre-refunded to 2/15/02)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 16.8%

        5,900   City of Fayetteville, Public Works Commission Revenue Bonds,                3/07 at 101          AAA       5,644,707
                 Series 1997, 5.125%, 3/01/24

        1,500   City of Gastonia, Combined Utilities System Revenue Bonds,                  5/08 at 102          AAA       1,419,960
                 Series 1998, 4.750%, 5/01/15

        5,000   North Carolina Eastern Municipal Power Agency, Power System                 1/03 at 102          BBB       4,796,300
                 Revenue Bonds, Series 1993-D, 5.600%, 1/01/16

        1,500   North Carolina Eastern Municipal Power Agency, Power System             9/03 at 102 1/2          BBB       1,463,265
                 Revenue Bonds, Series 1985-G, 5.750%, 12/01/16

        4,000   North Carolina Municipal Power Agency Number 1, Catawba                     1/10 at 101         BBB+       4,121,960
                 Electric Revenue Bonds, Series 1999 B, 6.500%, 1/01/20

        5,250   Puerto Rico Electric Power Authority, Power Revenue Bonds,              7/08 at 101 1/2           A-       4,887,750
                 Series DD, 5.000%, 7/01/28


                            Nuveen North Carolina Premium Income Municipal Fund (NNC) (continued)
                                   Portfolio of INVESTMENTS November 30, 2000 (Unaudited)


   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*     RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 8.8%

$       4,000   City of Charlotte, Water and Sewer System Revenue Bonds,                    6/10 at 101          AA+   $   3,895,159
                 Series 2000, 5.250%, 6/01/25

        2,000   City of Charlotte, Storm Water Fee Revenue Bonds, Series 2000,              6/10 at 101          AA+       2,105,879
                 6.000%, 6/01/25

        3,400   Orange Water and Sewer Authority, Water and Sewer System                    7/03 at 102           AA       3,387,249
                 Revenue and Revenue Refunding Bonds, Series 1993,
                 5.200%, 7/01/16

        2,180   County of Union, Enterprise Systems Revenue Bonds,                          6/06 at 102          AAA       2,191,292
                 Series 1996, 5.500%, 6/01/21
------------------------------------------------------------------------------------------------------------------------------------
$     135,545   Total Investments (cost $131,644,488) - 102.1%                                                           135,070,121
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (2.1)%                                                                   (2,831,821)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 132,238,300
                ====================================================================================================================


                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                                 See accompanying notes to financial statements.


                            Nuveen Virginia Premium Income Municipal Fund (NPV)

                            Portfolio of
                                       INVESTMENTS November 30, 2000 (Unaudited)


   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*     RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                BASIC MATERIALS - 2.6%

$         500   Industrial Development Authority of the County of Bedford,                  2/08 at 102         Baa2   $     418,415
                 Industrial Development Refunding Revenue  Bonds (Nekoosa
                 Packaging Corporation), Series 1998, 5.600%, 12/01/25
                 (Alternative Minimum Tax)

        1,900   Industrial Development Authority of the County of Bedford,                 12/09 at 101         Baa2       1,812,619
                 Industrial Development Refunding Revenue  Bonds (Nekoosa
                 Packaging Corporation), Series 1999 A, 6.550%, 12/01/25
                 (Alternative Minimum Tax)

        1,000   Industrial Development Authority of Goochland County, Industrial           12/08 at 101         Baa2         842,700
                 Development Refunding Revenue  Bonds (Nekoosa Packaging
                 Corporation Project), Series 1998,5.650%, 12/01/25
                 (Alternative Minimum Tax)

        2,000   Virginia Small Business Financing Authority, Industrial                     1/03 at 102          N/R       1,820,740
                 Development Revenue Bonds (Albion Enterprises, L.L.C.
                 Project), Series 1998A, 6.400%, 1/01/14 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                CAPITAL GOODS - 0.9%

        2,000   Industrial Development Authority of the County of Charles City,            No Opt. Call          BBB       1,758,080
                 Solid Waste Disposal Facility Revenue Refunding Bonds
                 (USA Waste of Virginia, Inc. Project), Series 1999,
                 4.875%, 2/01/09 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 1.0%

        1,955   The Children's Trust Fund, Tobacco Settlement Asset-Backed                  7/10 at 100          Aa3       1,957,033
                 Bonds, Series 2000, 5.750%, 7/01/20


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 9.8%

        3,500   Industrial Development Authority of the City of Alexandria, Fixed          10/10 at 101          AAA       3,587,535
                 Rate Revenue Bonds (Institute for Defense Analyses),
                 Series 2000A, 5.900%, 10/01/30

                Industrial Development Authority of Danville, Student Housing
                Revenue Bonds (Collegiate Housing Foundation - Averett College
                Project), Series 1999A:
          500    6.875%, 6/01/20                                                            6/09 at 102          N/R         488,990
        1,500    7.000%, 6/01/30                                                            6/09 at 102          N/R       1,466,190

                Industrial Development Authority of the City of Lynchburg,
                Educational Facilities Revenue Bonds (Randolph-Macon Womens
                College), Series 1993:
        2,940    5.875%, 9/01/13                                                            9/03 at 102           A-       2,992,038
        2,500    5.875%, 9/01/23                                                            9/03 at 102           A-       2,511,025

          725   City of Portsmouth, Golf Course System Revenue Bonds,                       5/07 at 102           AA         655,494
                 Series 1998, 5.000%, 5/01/23

          500   Prince William County Park Authority, Park Facilities Revenue              10/09 at 101           A3         505,410
                 Refunding and Improvement Bonds, Series 1999, 6.000%, 10/15/28

        3,000   Virginia College Building Authority, Educational Facilities Revenue        11/04 at 100           AA       3,079,380
                 Bonds (University of Richmond Project), Series of 1994,
                 5.550%, 11/01/19 (Optional put 11/01/04)

        2,000   Virginia College Building Authority, Educational Facilities                No Opt. Call          AAA       1,956,980
                 Revenue Bonds (The Washington and Lee University
                 Project), Series 1998, 5.250%, 1/01/31

        1,000   Virginia College Building Authority, Educational Facilities                 4/10 at 101           A+       1,047,670
                 Revenue Bonds (Hampton University Project), Series 2000,
                 6.000%, 4/01/20


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 10.0%

        4,850   Industrial Development Authority of Fairfax County, Hospital               No Opt. Call           AA       4,540,279
                 Revenue Refunding Bonds (Inova Health System Hospitals
                 Project), Series 1993 A, 5.000%, 8/15/23

        4,650   Industrial Development Authority of the County of Hanover,                  8/05 at 102          AAA       4,584,668
                 Bon Secours Health System Obligated Group, Hospital
                 Revenue Bonds (Bon Secours Health System Projects),
                 Series 1995, 5.500%, 8/15/25


                            Nuveen Virginia Premium Income Municipal Fund (NPV) (continued)
                                    Portfolio of INVESTMENTS November 30, 2000 (Unaudited)


   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*     RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HEALTHCARE (continued)

$       1,500   Industrial Development Authority of the County of Henrico,                 No Opt. Call          AAA   $   1,662,075
                 Health Care Revenue Bonds (Bon Secours  Health),
                 Series 1996, 6.250%, 8/15/20

        5,500   Medical College of Virginia Hospitals Authority, General Revenue            7/08 at 102          AAA       5,159,825
                 Bonds, Series 1998, 5.125%, 7/01/23
        2,500   Industrial Development Authority of the City of Norfolk, Hospital          11/04 at 102           AA       2,663,375
                 Revenue and Refunding Bonds (Sentara  Hospitals-Norfolk),
                 Series 1994A, 6.500%, 11/01/13


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 6.4%

          840   Industrial Development Authority of Arlington County, Multifamily           7/05 at 102            A         854,230
                 Housing Mortgage Revenue Bonds (Arlington Housing
                 Corporation), 1995 Series, 5.700%, 7/01/07

        1,515   Industrial Development Authority of Arlington County, Multifamily           5/10 at 100          Aaa       1,539,907
                 Housing Revenue Bonds (Patrick Henry Apartments Project),
                 Series 2000, 6.050%, 11/01/32 (Alternative Minimum Tax)
                 (Mandatory put 11/01/20)

        4,445   Hampton Redevelopment and Housing Authority, Multifamily                    7/02 at 104         Baa2       4,647,292
                 Housing Revenue Refunding Bonds,  (Chase Hampton II
                 Apartments), Series 1994, 7.000%, 7/01/24 (Mandatory
                 put 7/01/04)

        1,495   Economic Development Authority of Henrico County, Beth Sholom               7/09 at 102          AAA       1,514,794
                 Assisted Living Revenue Bonds  (GNMA Mortgage-Backed
                 Securities Financing), Series 1999A, 5.900%, 7/20/29

        1,000   Lynchburg Redevelopment and Housing Authority, Vistas Revenue               4/10 at 102          AAA       1,014,600
                 Bonds (GNMA Mortgage-Backed  Securities Financing),
                 Series 2000A, 6.200%, 1/20/40 (Alternative Minimum Tax)

        2,355   Suffolk Redevelopment and Housing Authority, Mortgage Revenue               1/01 at 100          AAA       2,362,301
                 Refunding Bonds (FHA-Insured  Mortgage Loan-Wilson
                 Pines Apartments, Section 8 Assisted Project), Series 1993,
                 6.125%, 1/01/23


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 6.5%

        3,240   Virginia Housing Development Authority, Commonwealth                        1/02 at 102          AA+       3,290,447
                 Mortgage Bonds, 1992 Series B, Subseries B-5,
                 6.300%, 1/01/27 (Alternative Minimum Tax)

                Virginia Housing Development Authority, Commonwealth Mortgage
                Bonds, 1992 Series B, Subseries B-6:
        4,000    6.200%, 7/01/21 (Alternative Minimum Tax)                                  1/02 at 102          AA+       4,059,920
        2,945    6.250%, 1/01/27 (Alternative Minimum Tax)                                  1/02 at 102          AA+       2,986,731

        2,000   Virginia Housing Development Authority, Commonwealth                        1/08 at 102          AA+       1,880,040
                 Mortgage Bonds, 1996 Series G, Subseries G-1,
                 5.300%, 1/01/22 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.2%

                Industrial Development Authority of the City of Winchester,
                Residential Care Facility First Mortgage Revenue Bonds
                (Westminster-Canterbury of Winchester Inc.), Series 1998:
        1,350    5.750%, 1/01/18                                                            1/03 at 102          N/R       1,263,519
        1,000    5.750%, 1/01/27                                                                 at 102          N/R         899,380


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 5.9%

        2,000   The City of Hampton, Public Improvement Bonds of 2000                       2/10 at 102           AA       2,128,000
                  (General Obligation Bonds), 6.000%, 2/01/20

        1,400   Northern Mariana Islands Commonwealth, General Obligation
                Bonds, 2000 Series A, 6.000%, 6/01/20 (WI, settling 12/06/00)               6/10 at 100            A       1,418,704

        4,200   Commonwealth of Puerto Rico, Public Improvement Bonds                   7/06 at 101 1/2            A       4,168,710
                 of 1996 (General Obligation Bonds), 5.400%, 7/01/25

        1,205   City of Richmond, General Obligation Public Improvement                     7/03 at 102           AA       1,201,048
                 Bonds, Series 1993 B, 5.500%, 7/15/23

        2,000   City of Winchester, General Obligation Public Improvement                   1/04 at 102           AA       2,038,720
                 and Refunding Bonds, Series of 1994, 5.500%, 1/15/14


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 8.8%

                County of Cumberland, Certificates of Participation, Series 1997:
        1,075    6.200%, 7/15/12                                                           No Opt. Call          N/R       1,096,780
        1,350    6.375%, 7/15/17                                                           No Opt. Call          N/R       1,379,808

          500   Industrial Development Authority of Dinwiddie County, Lease                 2/07 at 102          N/R         499,155
                 Revenue Bonds (Dinwiddie County School Facilities Project),
                 Series 1997 A, 6.000%, 2/01/18

        1,000   Fairfax County Economic Development Authority, Parking Revenue              9/09 at 102           AA       1,063,890
                 Bonds (Vienna II Metrorail Station Project), 1999 First Series,
                 6.000%, 9/01/18




   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*     RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED (continued)

                Greater Richmond Convention Center Authority, Hotel Tax Revenue
                Bonds (Convention Center Expansion Project), Series 2000:
$         500    6.125%, 6/15/25                                                            6/10 at 101           A-   $     524,595
        2,000    6.125%, 6/15/29                                                            6/10 at 101           A-       2,095,340

        3,000   Hampton Roads Regional Jail Authority, Regional Jail Facility               7/06 at 102          AAA       2,986,110
                 Revenue Bonds, Series 1996 A, 5.500%, 7/01/24

        1,230   Middlesex County, Industrial Development Authority, Lease                   8/09 at 102          AAA       1,286,617
                 Revenue Bonds (School Facilities Project), Series 1999,
                 6.000%, 8/01/24

        2,000   Virgin Islands Public Finance Authority, Revenue Bonds                     10/10 at 101         BBB-       2,074,600
                 (Virgin Islands Gross Receipts Taxes Loan Note),
                 Series 1999 A, 6.500%, 10/01/24

        2,250   Virginia College Building Authority, Educational Facilities                 2/09 at 101          AA+       2,374,718
                 Revenue Bonds (21st Century College Program), Series 2000,
                 6.000%, 2/01/20

        1,120   Virginia Resources Authority, Infrastructure Revenue Bonds                  5/10 at 101          AAA       1,130,114
                 (Pooled Loan Bond Program), Series 2000 B, 5.500%, 5/01/20


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 5.0%

        1,900   Metropolitan Washington Airports Authority, Airport System                 10/02 at 102          AAA       1,983,106
                 Revenue Bonds, Series 1992 A, 6.625%, 10/01/19
                 (Alternative Minimum Tax)

        1,400   Metropolitan Washington Airports Authority, Airport System                 10/07 at 101          AA-       1,372,826
                 Revenue Bonds, Series 1997 A, 5.375%, 10/01/23

        6,065   Virginia Port Authority, Port Facilities Revenue Bonds,                     7/07 at 101          AAA       6,023,212
                 Series 1997, 5.600%, 7/01/27 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 20.7%

        4,250   Chesapeake Bay Bridge and Tunnel District, General Resolution               7/01 at 102          AAA       4,383,578
                 Revenue Bonds, Refunding Series 1991, 6.375%, 7/01/22
                 (Pre-refunded to 7/01/01)

        3,085   Fairfax County Water Authority, Water Refunding Revenue Bonds,              4/02 at 100          AAA       3,140,869
                 Series 1992, 5.750%, 4/01/29 (Pre-refunded to 4/01/02)

        3,000   Prince William County Park Authority, Revenue Bonds,                       10/04 at 102       N/R***       3,293,190
                 Series 1994, 6.875%, 10/15/16 (Pre-refunded to 10/15/04)

        3,500   Puerto Rico Highway and Transportation Authority, Highway               7/02 at 101 1/2          AAA       3,680,950
                 Revenue Bonds, Series T, 6.500%, 7/01/22 (Pre-refunded to 7/01/02)

        5,800   Valley Resource Authority of the City of Roanoke, Solid Waste               9/02 at 102        A+***       6,038,206
                 System Revenue Bonds, Series 1992, 5.750%, 9/01/12
                 (Pre-refunded to 9/01/02)

        5,000   City of Virginia Beach Development Authority, Hospital Revenue             11/01 at 102        AA***       5,183,100
                 Bonds (Sentara Bayside Hospital), Series 1991,
                 6.300%, 11/01/21 (Pre-refunded to 11/01/01)

        1,250   Virginia College Building Authority, Educational Facilities Revenue         1/04 at 102          AAA       1,320,113
                 Bonds (The Washington and Lee University Project), Series
                 of 1994, 5.800%, 1/01/24 (Pre-refunded to 1/01/04)

        3,955   Virginia Resources Authority, Water and Sewer System Revenue               10/07 at 100        AA***       4,188,029
                 Bonds (Sussex County Project), 1995 Series A,
                 5.600%, 10/01/25 (Pre-refunded to 10/01/07)

        7,035   Commonwealth Transportation Board, Transportation Revenue                   5/04 at 101       Aa1***       7,491,220
                 Bonds (Northern Virginia Transportation District Program),
                 Series 1995 A, 6.250%, 5/15/17 (Pre-refunded to 5/15/04)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 8.9%
        5,060   Halifax County Industrial Development Authority (Old Dominion              12/02 at 102           A+       5,256,429
                 Electric Cooperative), 6.350%, 12/01/07 (Alternative Minimum Tax)

        2,250   Industrial Development Authority of the Town of Louisa, Pollution           1/04 at 102            A       2,013,773
                 Control Revenue Bonds (Virginia Electric  and Power Company
                 Project), Series 1994, 5.450%, 1/01/24

        3,500   City of Richmond, Public Utility Revenue and Refunding Bonds,               1/08 at 101          AAA       3,351,530
                 Series 1998 A, 5.125%, 1/15/28

        6,150   Southeastern Public Service Authority of Virginia, Senior                   7/03 at 102           A-       6,017,037
                 Revenue Bonds (Regional Solid Waste System), Series 1993,
                 6.000%, 7/01/17 (Alternative Minimum Tax)


                            Nuveen Virginia Premium Income Municipal Fund (NPV) (continued)
                                    Portfolio of INVESTMENTS November 30, 2000 (Unaudited)

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*     RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 10.7%

$       2,000   Fairfax County, Sewer Revenue Bonds, Series 1996, 5.875%, 7/15/28           7/06 at 102          AAA   $   2,049,800

        2,000   Fairfax County Water Authority, Water Revenue Bonds, Series 2000,           4/10 at 101          AAA       2,029,980
                 5.625%, 4/01/25

        2,400   Henrico County, Water and Sewer System Revenue and Refunding                5/09 at 102          Aa2       2,216,328
                 Revenue Bonds, Series 1999, 5.000%, 5/01/28

        1,500   Henry County Public Service Authority, Water and Sewer Refunding           11/01 at 101          AAA       1,527,944
                 Revenue Bonds, Series 1991, 6.250%, 11/15/19

        6,200   City of Norfolk, Water Revenue Bonds, Series 1995, 5.875%, 11/01/20        11/05 at 102          AAA       6,384,077

        1,955   Rivanna Water and Sewer Authority, Regional Water and Sewer                10/09 at 101          Aa3       1,964,285
                 System Revenue Bonds, Series of 1999, 5.625%, 10/01/29

        1,000   Upper Occoquan Sewage Authority, Regional Sewerage System                   1/04 at 102          AAA         939,379
                 Revenue Refunding Bonds, Series of 1993, 5.000%, 7/01/21

        2,250   City of Virginia Beach, Storm Water Utility Revenue Bonds,                  9/10 at 101          Aa3       2,377,642
                 Series 2000, 6.000%, 9/01/24

          500   Virginia Resources Authority, Clean Water State Revolving                  10/10 at 100          AAA         507,504
                 Fund Revenue Bonds, Series 1999, 5.625%, 10/01/22
------------------------------------------------------------------------------------------------------------------------------------
$     182,540   Total Investments (cost $179,287,737) - 98.4%                                                            184,024,698
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.6%                                                                       2,954,111
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 186,978,809
                ====================================================================================================================


                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.


Statement of
     NET ASSETS November 30, 2000 (Unaudited)

                                                                          GEORGIA         MARYLAND  NORTH CAROLINA         VIRGINIA
                                                                             (NPG)            (NMY)           (NNC)            (NPV)
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value                 $ 78,583,111     $217,968,281     $135,070,121    $184,024,698
Cash                                                                         --               --               --            50,366
Receivables:
   Interest                                                             1,532,879        4,492,650        2,760,089       3,196,118
   Investments sold                                                          --             20,000             --         3,051,775
Other assets                                                                3,529           18,212            1,704          16,771
-----------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                     80,119,519      222,499,143      137,831,914     190,339,728
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                            401,449          172,800        5,036,440             --
Payable for investments purchased                                           --            934,870             --         2,541,774
Accrued expenses:
   Management fees                                                         42,171          116,264           70,127          98,848
   Other                                                                   13,396           53,554           57,596         107,596
Preferred share dividends payable                                          23,808           24,949           37,065          30,374
Common share dividends payable                                            251,442          681,144          392,386         582,327
-----------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                   732,266        1,983,581        5,593,614       3,360,919
-----------------------------------------------------------------------------------------------------------------------------------
Net assets                                                           $ 79,387,253     $220,515,562     $132,238,300    $186,978,809
===================================================================================================================================
Preferred shares, at liquidation value                               $ 27,800,000     $ 79,100,000     $ 46,800,000    $ 63,800,000
===================================================================================================================================
Preferred shares outstanding                                                1,112            3,164            1,872           2,552
===================================================================================================================================
Common shares outstanding                                               3,753,616       10,480,034        6,279,469       8,691,973
===================================================================================================================================
Net asset value per Common share outstanding (net assets
   less Preferred shares at liquidation value, divided
   by Common shares outstanding)                                     $      13.74     $      13.49     $      13.61    $      14.17
===================================================================================================================================


                                 See accompanying notes to financial statements.

Statement of
     OPERATIONS Six Months Ended November 30, 2000 (Unaudited)


                                                                          GEORGIA         MARYLAND  NORTH CAROLINA         VIRGINIA
                                                                             (NPG)            (NMY)           (NNC)            (NPV)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                   $  2,405,589     $  6,345,578     $  3,744,876     $  5,437,179
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                          255,629          706,906          424,567          599,209
Preferred shares -  auction fees                                          34,845           99,146           58,661           79,969
Preferred shares - dividend disbursing agent fees                          5,014           10,027            5,014           10,027
Shareholders' servicing agent fees and expenses                            3,805            7,153            4,204            6,302
Custodian's fees and expenses                                             30,985           33,315           36,807           32,911
Trustees' fees and expenses                                                  342            1,504              571              813
Professional fees                                                          6,305            8,305            7,203            7,639
Shareholders' reports -  printing and mailing expenses                     7,244            9,086           15,445           22,558
Stock exchange listing fees                                                4,575           12,534           18,459           10,001
Investor relations expense                                                 4,811            9,925            5,503            8,522
Other expenses                                                             5,348            9,517            7,398            8,692
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                               358,903          907,418          583,832          786,643
  Custodian fee credit                                                      (881)          (1,617)         (22,939)         (14,587)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                             358,022          905,801          560,893          772,056
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  2,047,567        5,439,777        3,183,983        4,665,123
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investment transactions                    417,815         (323,147)          (6,044)          49,110
Change in net unrealized appreciation (depreciation) of investments    3,131,747        7,196,141        6,264,381        6,957,820
-----------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                              3,549,562        6,872,994        6,258,337        7,006,930
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                          $  5,597,129     $ 12,312,771     $  9,442,320     $ 11,672,053
===================================================================================================================================

                                 See accompanying notes to financial statements.


Statement of
     CHANGES IN NET ASSETS (Unaudited)

                                                                           GEORGIA (NPG)                      MARYLAND (NMY)
                                                                --------------------------------- ---------------------------------
                                                                SIX MONTHS ENDED       YEAR ENDED SIX MONTHS ENDED       YEAR ENDED
                                                                        11/30/00          5/31/00         11/30/00          5/31/00
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                              $   2,047,567    $   3,851,574    $   5,439,777    $  10,694,365
Net realized gain (loss) from investment transactions                    417,815         (106,618)        (323,147)        (403,771)
Change in net unrealized appreciation (depreciation) of investments    3,131,747       (6,042,044)       7,196,141      (16,122,049)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                  5,597,129       (2,297,088)      12,312,771       (5,831,455)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From and in excess of net investment income:
   Common shareholders                                                (1,508,319)      (3,011,682)      (4,084,603)      (8,155,190)
   Preferred shareholders                                               (544,543)        (870,722)      (1,339,298)      (2,494,481)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders             (2,052,862)      (3,882,404)      (5,423,901)     (10,649,671)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to shareholders due to
   reinvestment of distributions                                          52,099          148,714          227,447          360,812
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                  3,596,366       (6,030,778)       7,116,317      (16,120,314)
Net assets at the beginning of period                                 75,790,887       81,821,665      213,399,245      229,519,559
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                    $  79,387,253    $  75,790,887    $ 220,515,562    $ 213,399,245
===================================================================================================================================
Undistributed (Over-distribution of) net investment income
   at the end of period                                            $     148,370    $     153,665    $     444,452    $     428,576
===================================================================================================================================

                                 See accompanying notes to financial statements.


Statement of
     CHANGES IN NET ASSETS (Unaudited) (continued)

                                                                       NORTH CAROLINA (NNC)                 VIRGINIA (NPV)
                                                                --------------------------------- ---------------------------------
                                                                SIX MONTHS ENDED       YEAR ENDED SIX MONTHS ENDED       YEAR ENDED
                                                                        11/30/00          5/31/00         11/30/00          5/31/00
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                              $   3,183,983    $   6,413,786    $   4,665,123    $   9,227,713
Net realized gain (loss) from investment transactions                     (6,044)      (1,361,080)          49,110         (243,931)
Change in net unrealized appreciation (depreciation) of investments    6,264,381       (8,771,990)       6,957,820      (12,928,878)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                  9,442,320       (3,719,284)      11,672,053       (3,945,096)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From and in excess of net investment income:
   Common shareholders                                                (2,354,184)      (5,058,398)      (3,489,977)      (7,263,013)
   Preferred shareholders                                               (885,507)      (1,629,151)      (1,135,804)      (2,103,936)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders                                      (3,239,691)      (6,687,549)      (4,625,781)      (9,366,949)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to shareholders due to
   reinvestment of distributions                                          68,570          197,308          372,485          704,255
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                  6,271,199      (10,209,525)       7,418,757      (12,607,790)
Net assets at the beginning of period                                125,967,101      136,176,626      179,560,052      192,167,842
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                    $ 132,238,300    $ 125,967,101    $ 186,978,809    $ 179,560,052
====================================================================================================================================
Undistributed (Over-distribution of) net investment income
   at the end of period                                            $     (12,229)   $      43,479    $     329,163    $     289,821
====================================================================================================================================


                                 See accompanying notes to financial statements.

Notes to
  FINANCIAL STATEMENTS (Unaudited)


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The state Funds (the "Funds") covered in this report and their corresponding stock exchange symbols are Nuveen Georgia Premium Income Municipal Fund (NPG), Nuveen Maryland Premium Income Municipal Fund (NMY), Nuveen North Carolina Premium Income Municipal Fund (NNC) and Nuveen Virginia Premium Income Municipal Fund (NPV). Maryland (NMY), North Carolina (NNC) and Virginia (NPV) are traded on the New York Stock Exchange while Georgia (NPG) is traded on the American Stock Exchange.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.


Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.


Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 2000, Maryland (NMY) and Virginia (NPV) had outstanding when-issued purchase commitments of $934,870 and $1,414,938, respectively. There were no such outstanding purchase commitments in either of the other funds.


Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.


Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, if any, to retain such tax-exempt status when distributed to shareholders of the Funds.


Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.


Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Notes to
  FINANCIAL STATEMENTS (Unaudited) (continued)


Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one or more Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each of the Funds is as follows:

                                                             NORTH
                                 GEORGIA     MARYLAND     CAROLINA     VIRGINIA
                                    (NPG)        (NMY)        (NNC)        (NPV)
-------------------------------------------------------------------------------
Number of shares:
   Series T                            --           --           --         832
   Series W                            --        1,404           --          --
   Series TH                        1,112        1,760        1,872       1,720
-------------------------------------------------------------------------------
Total                               1,112        3,164        1,872       2,552
===============================================================================


Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended November 30, 2000.


Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.


Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.



2. FUND SHARES
Transactions in Common shares were as follows:

                                               GEORGIA (NPG)                  MARYLAND (NMY)
                                      -----------------------------  ------------------------------
                                      SIX MONTHS ENDED   YEAR ENDED  SIX MONTHS ENDED    YEAR ENDED
                                              11/30/00      5/31/00          11/30/00       5/31/00
---------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of
   distributions                                 3,767       10,347            16,368        25,200
===================================================================================================

                                            NORTH CAROLINA (NNC)             VIRGINIA (NPV)
                                      -----------------------------  ------------------------------
                                      SIX MONTHS ENDED   YEAR ENDED  SIX MONTHS ENDED    YEAR ENDED
                                              11/30/00      5/31/00          11/30/00       5/31/00
---------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of
   distributions                                 4,970       13,495            25,813        47,012
===================================================================================================

3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 29, 2000, to shareholders of record on December 15, 2000, as follows:

                                                             NORTH
                                  GEORGIA     MARYLAND     CAROLINA     VIRGINIA
                                    (NPG)        (NMY)        (NNC)        (NPV)
--------------------------------------------------------------------------------
Dividend per share                 $.0640       $.0650       $.0625       $.0670
================================================================================


At the same time, the following Funds also declared ordinary taxable income distributions as follows:

                                                           GEORGIA     MARYLAND
                                                              (NPG)        (NMY)
-------------------------------------------------------------------------------
Ordinary taxable income distributions per share             $.0104       $.0024
===============================================================================


4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the six months ended November 30, 2000, were as follows:

                                                                 NORTH
                                      GEORGIA     MARYLAND     CAROLINA     VIRGINIA
                                         (NPG)        (NMY)        (NNC)        (NPV)
------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities  $  880,000  $19,403,827   $9,249,529   $9,844,336
   Short-term municipal securities         --           --           --    2,000,000
Sales and maturities:
   Long-term municipal securities   2,274,226   15,763,565    4,092,822    7,025,614
   Short-term municipal securities         --           --           --    2,000,000
====================================================================================


At November 30, 2000, the identified cost of investments owned for federal income tax purposes were as follows:

                                                            NORTH
                               GEORGIA      MARYLAND      CAROLINA     VIRGINIA
                                  (NPG)         (NMY)         (NNC)        (NPV)
-------------------------------------------------------------------------------
                           $76,081,956  $216,363,238  $132,897,437 $179,287,737
===============================================================================


At May 31, 2000, the Funds' last fiscal year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                             NORTH
                                  GEORGIA     MARYLAND     CAROLINA    VIRGINIA
                                     (NPG)        (NMY)        (NNC)       (NPV)
-------------------------------------------------------------------------------
Expiration year:
   2002                        $    --      $2,202,413   $       --  $  917,970
   2003                         1,088,659    1,019,929    2,344,091   1,577,464
   2004                         1,842,885    2,660,424    1,137,399   1,579,895
   2005                           340,685      454,351      131,993     140,749
   2006                                --           --           --          --
   2007                                --           --           --          --
   2008                           129,908      332,069      108,131     250,767
-------------------------------------------------------------------------------
Total                          $3,402,137   $6,669,186   $3,721,614  $4,466,845
===============================================================================

Notes to
  FINANCIAL STATEMENTS (Unaudited) (continued)



5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at November 30, 2000, were as follows:

                                                            NORTH
                                 GEORGIA     MARYLAND     CAROLINA     VIRGINIA
                                    (NPG)        (NMY)        (NNC)        (NPV)
-------------------------------------------------------------------------------
Gross unrealized:
   appreciation               $3,302,148  $ 6,219,636  $ 4,294,727  $ 6,180,093
   depreciation                 (800,993)  (4,614,593)  (2,122,043)  (1,443,132)
-------------------------------------------------------------------------------
Net unrealized appreciation   $2,501,155  $ 1,605,043  $ 2,172,684  $ 4,736,961
===============================================================================


6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

AVERAGE DAILY NET ASSETS                                         MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5875 of 1
================================================================================


The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. COMPOSITION OF NET ASSETS
At November 30, 2000, net assets consisted of:

                                                                                      NORTH
                                                           GEORGIA     MARYLAND     CAROLINA     VIRGINIA
                                                              (NPG)        (NMY)        (NNC)        (NPV)
---------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                                $27,800,000 $ 79,100,000 $ 46,800,000 $ 63,800,000
Common shares, $.01 par value per share                     37,536      104,800       62,795       86,920
Paid-in surplus                                         51,884,512  146,253,601   86,942,708  122,441,843
Undistributed (Over-distribution of)
   net investment income                                   148,370      444,452      (12,229)     329,163
Accumulated net realized gain (loss) from
   investment transactions                              (3,003,124)  (7,185,351)  (4,980,607)  (4,416,078)
Net unrealized appreciation of investments               2,519,959    1,798,060    3,425,633    4,736,961
---------------------------------------------------------------------------------------------------------
Net assets                                             $79,387,253 $220,515,562 $132,238,300 $186,978,809
=========================================================================================================
Authorized shares:
   Common                                                Unlimited    Unlimited    Unlimited    Unlimited
   Preferred                                             Unlimited    Unlimited    Unlimited    Unlimited
=========================================================================================================


FINANCIAL HIGHLIGHTS (Unaudited)
   Selected data for a Common share outstanding throughout each period:



                                        Investment Operations                                Less Distributions
                                   --------------------------------     ------------------------------------------------------------
                                                                        From and       From and
                                                                        in Excess      in Excess
                                                                        of Net         of Net
                                                Net                     Investment     Investment  Capital    Capital
                                                Realized/               Income to      Income to   Gains to   Gains to
                      Beginning    Net          Unrealized              Common         Preferred   Common     Preferred
                      Net Asset    Investment   Investment              Share-         Share-      Share-     Share-
                      Value        Income       Gain (Loss)   Total     holders        holders+    holders    holders+       Total
====================================================================================================================================
GEORGIA (NPG)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2001 (a)              $12.80       $ .55        $ .94         $1.49     $(.40)         $(.15)      $--        $--            $ (.55)
2000                   14.45        1.03        (1.65)         (.62)     (.80)          (.23)       --         --             (1.03)
1999                   14.58        1.01         (.13)          .88      (.80)          (.21)       --         --             (1.01)
1998                   13.70        1.01          .90          1.91      (.79)          (.24)       --         --             (1.03)
1997                   13.00        1.01          .69          1.70      (.77)          (.23)       --         --             (1.00)
1996                   13.35        1.00         (.38)          .62      (.73)          (.24)       --         --              (.97)
MARYLAND (NMY)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2001 (a)               12.83         .52          .66          1.18      (.39)          (.13)       --         --              (.52)
2000                   14.41        1.02        (1.58)         (.56)     (.78)          (.24)       --         --             (1.02)
1999                   14.54        1.00         (.14)          .86      (.77)          (.22)       --         --              (.99)
1998                   13.76         .99          .80          1.79      (.77)          (.24)       --         --             (1.01)
1997                   13.21        1.00          .55          1.55      (.76)          (.24)       --         --             (1.00)
1996                   13.36         .99         (.14)          .85      (.74)          (.26)       --         --             (1.00)
NORTH CAROLINA (NNC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2001 (a)               12.62         .51         1.00          1.51      (.38)          (.14)       --         --              (.52)
2000                   14.28        1.02        (1.61)         (.59)     (.81)          (.26)       --         --             (1.07)
1999                   14.48        1.02         (.22)          .80      (.79)          (.21)       --         --             (1.00)
1998                   13.50        1.02         1.00          2.02      (.79)          (.25)       --         --             (1.04)
1997                   12.77        1.02          .72          1.74      (.77)          (.24)       --         --             (1.01)
1996                   13.19         .98         (.44)          .54      (.70)          (.26)       --         --              (.96)
VIRGINIA (NPV)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2001 (a)               13.36         .54          .80          1.34      (.40)          (.13)       --         --              (.53)
2000                   14.89        1.07        (1.52)         (.45)     (.84)          (.24)       --         --             (1.08)
1999                   14.96        1.05         (.08)          .97      (.82)          (.22)       --         --             (1.04)
1998                   14.04        1.06          .92          1.98      (.82)          (.24)       --         --             (1.06)
1997                   13.35        1.06          .68          1.74      (.81)          (.24)       --         --             (1.05)
1996                   13.61        1.04         (.26)          .78      (.79)          (.25)       --         --             (1.04)
====================================================================================================================================


                                                    Total Returns
                                                 --------------------
                                                              Based
                      Ending                     Based        on
                      Net          Ending        on           Net
                      Asset        Market        Market       Asset
                      Value        Value         Value**      Value**
=====================================================================
GEORGIA (NPG)
---------------------------------------------------------------------
Year Ended 5/31:
2001 (a)              $13.74       $13.9375      15.36%       10.56%
2000                   12.80        12.4375     (18.84)       (5.87)
1999                   14.45        16.2500      13.42         4.64
1998                   14.58        15.0625      14.56        12.43
1997                   13.70        13.8750      19.95        11.53
1996                   13.00        12.2500      12.88         2.81
MARYLAND (NMY)
---------------------------------------------------------------------
Year Ended 5/31:
2001 (a)               13.49        14.0625       9.12         8.24
2000                   12.83        13.2500      (7.22)       (5.57)
1999                   14.41        15.1250       5.47         4.44
1998                   14.54        15.0625      16.54        11.47
1997                   13.76        13.6250      13.07        10.08
1996                   13.21        12.7500      10.22         4.41
NORTH CAROLINA (NNC)
---------------------------------------------------------------------
Year Ended 5/31:
2001 (a)               13.61        13.6875       2.76        10.90
2000                   12.62        13.6875      (7.76)       (5.98)
1999                   14.28        15.6875       9.87         4.11
1998                   14.48        15.0000       8.17        13.38
1997                   13.50        14.6250      22.60        12.01
1996                   12.77        12.6250      10.13         2.11
VIRGINIA (NPV)
---------------------------------------------------------------------
Year Ended 5/31:
2001 (a)               14.17        14.4375       4.16         9.14
2000                   13.36        14.2500      (6.02)       (4.64)
1999                   14.89        16.0625       4.77         5.09
1998                   14.96        16.1250      17.30        12.66
1997                   14.04        14.5000      13.81        11.49
1996                   13.35        13.5000      11.04         3.86
=====================================================================


                                                  Ratios/Supplemental Data
                      ----------------------------------------------------------------------
                                                         Before Credit
                                    --------------------------------------------------------
                                                  Ratio of Net                  Ratio of Net
                                    Ratio of      Investment     Ratio of       Investment
                                    Expenses      Income to      Expenses       Income to
                                    to Average    Average        to Average     Average
                      Ending        Net Assets    Net Assets     Total          Total
                      Net           Applicable    Applicable     Net Assets     Net Assets
                      Assets        to Common     to Common      Including      Including
                      (000)         Shares++      Shares++       Preferred++    Preferred++
============================================================================================
GEORGIA (NPG)
--------------------------------------------------------------------------------------------
Year Ended 5/31:
2001 (a)              $79,387       1.41%*        8.06%*         .91%*          5.20%*
2000                   75,791       1.43          7.73           .91            4.95
1999                   81,822       1.34          6.87           .89            4.57
1998                   82,152       1.33          7.10           .87            4.66
1997                   78,697       1.40          7.52           .90            4.83
1996                   76,026       1.42          7.53           .91            4.82
MARYLAND (NMY)
--------------------------------------------------------------------------------------------
Year Ended 5/31:
2001 (a)               220,516      1.30*         7.77*          .83*           4.96*
2000                   213,399      1.29          7.69           .82            4.90
1999                   229,520      1.29          6.78           .85            4.47
1998                   230,188      1.29          6.93           .84            4.52
1997                   221,478      1.32          7.28           .85            4.72
1996                   215,690      1.36          7.33           .87            4.68
NORTH CAROLINA (NNC)
--------------------------------------------------------------------------------------------
Year Ended 5/31:
2001 (a)               132,238      1.39*         7.54*          .89*           4.83*
2000                   125,967      1.37          7.81           .87            4.97
1999                   136,177      1.30          6.97           .86            4.61
1998                   137,270      1.30          7.17           .85            4.70
1997                   130,929      1.37          7.72           .87            4.92
1996                   126,196      1.38          7.49           .88            4.75
VIRGINIA (NPV)
--------------------------------------------------------------------------------------------
Year Ended 5/31:
2001 (a)               186,979      1.29*         7.65*          .85*           5.01*
2000                   179,560      1.29          7.72           .84            5.03
1999                   192,168      1.26          6.94           .85            4.65
1998                   191,922      1.27          7.20           .84            4.77
1997                   183,097      1.33          7.65           .86            4.95
1996                   176,649      1.35          7.64           .87            4.92
============================================================================================


                                           Ratios/Supplemental Data                             Municipal Auction Rate Cumulative
                      -------------------------------------------------------------------        Preferred Stock at End of Period
                                          After Credit***                                    ---------------------------------------
                      -------------------------------------------------------
                                    Ratio of Net                 Ratio of Net
                      Ratio of      Investment    Ratio of       Investment
                      Expenses      Income to     Expenses       Income to
                      to Average    Average       to Average     Average
                      Net Assets    Net Assets    Total          Total                       Aggregate       Liquidation
                      Applicable    Applicable    Net Assets     Net Assets     Portfolio    Amount          and Market    Asset
                      to Common     to Common     Including      Including      Turnover     Outstanding     Value         Coverage
                      Shares++      Shares++      Preferred++    Preferred++    Rate         (000)           Per Share     Per Share
====================================================================================================================================
GEORGIA (NPG)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2001 (a)              1.41%*        8.06%*        .91%*          5.20%*          1%          $27,800         $25,000       $71,391
2000                  1.40          7.76          .90            4.97           17            27,800          25,000        68,157
1999                  1.33          6.88          .89            4.57           14            27,800          25,000        73,581
1998                  1.33          7.10          .87            4.66           17            27,800          25,000        73,878
1997                  1.40          7.52          .90            4.83           30            27,800          25,000        70,771
1996                  1.42          7.53          .91            4.82           14            27,800          25,000        68,369
MARYLAND (NMY)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2001 (a)              1.29*         7.77*         .83*           4.96*           7            79,100          25,000        69,695
2000                  1.28          7.70          .82            4.90           13            79,100          25,000        67,446
1999                  1.28          6.79          .84            4.48           16            79,100          25,000        72,541
1998                  1.29          6.93          .84            4.52            6            79,100          25,000        72,752
1997                  1.32          7.28          .85            4.72            6            79,100          25,000        69,999
1996                  1.36          7.33          .87            4.68           18            79,100          25,000        68,170
NORTH CAROLINA (NNC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2001 (a)              1.34*         7.59*         .86*           4.87*           3            46,800          25,000        70,640
2000                  1.35          7.83          .86            4.98           25            46,800          25,000        67,290
1999                  1.30          6.97          .86            4.61            8            46,800          25,000        72,744
1998                  1.30          7.17          .85            4.70            9            46,800          25,000        73,328
1997                  1.37          7.72          .87            4.92           19            46,800          25,000        69,941
1996                  1.38          7.49          .88            4.75           39            46,800          25,000        67,413
VIRGINIA (NPV)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2001 (a)              1.27*         7.67*         .83*           5.03*           4            63,800          25,000        73,268
2000                  1.28          7.73          .83            5.04           20            63,800          25,000        70,361
1999                  1.26          6.95          .84            4.66            8            63,800          25,000        75,301
1998                  1.27          7.20          .84            4.77           19            63,800          25,000        75,205
1997                  1.33          7.65          .86            4.95           16            63,800          25,000        71,746
1996                  1.35          7.64          .87            4.92           27            63,800          25,000        69,220
====================================================================================================================================


*    Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

***  After custodian fee credit, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a)  For the six months ended November 30, 2000.


                                 See accompanying notes to financial statements.

Build Your Wealth
       AUTOMATICALLY


SIDEBAR TEXT: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.


NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvest ment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Fund
  INFORMATION


BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL


Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 6-month period ended November 30, 2000. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
          FOR GENERATIONS

PHOTO OF: John Nuveen, Sr.

For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.



Invest well.

Look ahead.

LEAVE YOUR MARK.(SM)

Logo: Nuveen Investments


Nuveen Investments o 333 West Wacker Drive                           FSA-2-11-00
Chicago, IL 60606 o www.nuveen.com